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                                                                    Exhibit 4.1

                                AMWAY CORPORATION

                         PROFIT-SHARING AND 401(K) PLAN

                   (RESTATED EFFECTIVE AS OF JANUARY 1, 1997)




                                     Prepared by:
                                     Miller, Johnson, Snell & Cummiskey, P.L.C.
                                     800 Calder Plaza Building
                                     250 Monroe Avenue, N.W.
                                     Grand Rapids, MI 49503-2250
                                     (616) 831-1700


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                                                    I N D E X
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ARTICLE I        ESTABLISHMENT OF THE PLAN............................................................  1

                 1.1      HISTORY OF THE PLAN.........................................................  1
                 1.2      MERGER OF PLANS.............................................................  1
                 1.3      THIS DOCUMENT...............................................................  1

ARTICLE II                DEFINITIONS.................................................................  1

ARTICLE III               PARTICIPATION............................................................... 15

                 3.1      ELIGIBLE EMPLOYEES.......................................................... 15
                 3.2      DATE OF PARTICIPATION....................................................... 16
                 3.3      TRANSFER TO INELIGIBLE JOB CLASSIFICATION................................... 16

ARTICLE IV                EMPLOYER CONTRIBUTIONS...................................................... 16

                 4.1      EMPLOYER CONTRIBUTIONS GENERALLY............................................ 16
                 4.2      EMPLOYER DISCRETIONARY CONTRIBUTIONS........................................ 17
                 4.3      EMPLOYER PAY DEFERRAL CONTRIBUTIONS......................................... 20
                 4.4      EMPLOYER MATCHING CONTRIBUTIONS............................................. 21
                 4.5      TIME FOR PAYMENT OF CONTRIBUTIONS........................................... 22
                 4.6      NONREVERSION OF EMPLOYER CONTRIBUTIONS...................................... 22

ARTICLE V        NONDISCRIMINATION RULES AND OTHER
                 LIMITS ON EMPLOYER CONTRIBUTIONS..................................................... 22

                 5.1      LIMITS ON EMPLOYER CONTRIBUTIONS GENERALLY.................................. 22
                 5.2      DEDUCTIBLE CONTRIBUTION LIMIT............................................... 22
                 5.3      DOLLAR LIMIT ON PAY DEFERRALS............................................... 23
                 5.4      NONDISCRIMINATION TESTS REGARDING PAY DEFERRALS............................. 24
                 5.5      NONDISCRIMINATION TESTS REGARDING MATCHING
                          CONTRIBUTIONS............................................................... 28
                 5.6      PROCEDURE FOR REDUCING PAY DEFERRAL OR MATCHING
                          CONTRIBUTIONS TO SATISFY THE NONDISCRIMINATION
                          TESTS -- OLD RULES.......................................................... 32
                 5.7      PROCEDURE FOR REDUCING PAY DEFERRAL OR MATCHING
                          CONTRIBUTIONS TO SATISFY THE NONDISCRIMINATION
                          TESTS -- NEW RULES.......................................................... 32
                 5.8      RESTRICTION ON MULTIPLE USE OF ALTERNATIVE
                          NONDISCRIMINATION TEST...................................................... 33
                 5.9      LIMITS ON ANNUAL ADDITIONS.................................................. 34

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
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ARTICLE VI       PARTICIPANTS' ACCOUNTS................................................................38

                 6.1      ESTABLISHMENT OF ACCOUNTS....................................................38
                 6.2      VESTED PORTION OF ACCOUNTS...................................................38
                 6.3      ROLLOVERS AND TRANSFERS FROM OTHER QUALIFIED PLANS...........................38
                 6.4      INVESTMENT OF ACCOUNTS.......................................................39

ARTICLE VII               ADJUSTMENTS TO ACCOUNTS......................................................40

                 7.1      METHOD OF ADJUSTMENT.........................................................40
                 7.2      CHARGES AGAINST ACCOUNTS.....................................................40
                 7.3      ADDITIONS TO ACCOUNTS........................................................40
                 7.4      ALLOCATION OF LOAN INTEREST..................................................40
                 7.5      ALLOCATION OF FORFEITURES....................................................40
                 7.6      RESTORATION OF FORFEITURES UPON REEMPLOYMENT.................................41
                 7.7      ADJUSTMENT FOR ERRORS........................................................41

ARTICLE VIII              DISTRIBUTION OF BENEFITS.....................................................42

                 8.1      TIME OF DISTRIBUTION.........................................................42
                 8.2      AMOUNT OF DISTRIBUTION.......................................................44
                 8.3      FORM OF DISTRIBUTION.........................................................44
                 8.4      METHOD OF DISTRIBUTION IN THE EVENT OF TERMINATION
                          OTHER THAN DEATH.............................................................44
                 8.5      METHOD OF DISTRIBUTION IN THE EVENT OF DEATH.................................47
                 8.6      CASH-OUT OF SMALL BENEFITS...................................................49
                 8.7      DISTRIBUTIONS PURSUANT TO A QUALIFIED DOMESTIC
                          RELATIONS ORDER..............................................................49
                 8.8      ELIGIBLE ROLLOVER DISTRIBUTIONS..............................................50
                 8.9      ELECTION OF BENEFITS.........................................................51

ARTICLE IX       VESTING...............................................................................51

                 9.1      VESTED PERCENTAGE............................................................51
                 9.2      YEARS OF VESTED SERVICE......................................................53
                 9.3      VESTED SERVICE AFTER REEMPLOYMENT............................................53
                 9.4      ACCOUNTING AFTER REEMPLOYMENT................................................54
                 9.5      AMENDMENTS TO VESTING SCHEDULE...............................................54

ARTICLE X        WITHDRAWALS DURING EMPLOYMENT.........................................................55

                 10.1     WITHDRAWALS GENERALLY........................................................55
                 10.2     WITHDRAWALS AFTER AGE 59 1/2.................................................55

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                10.3     HARDSHIP WITHDRAWALS.........................................................55
                10.4     WITHDRAWALS FROM EMPLOYEE CONTRIBUTION ACCOUNT...............................57

ARTICLE XI      LOANS TO PARTICIPANTS.................................................................57

                11.1     LOANS GENERALLY..............................................................57
                11.2     NUMBER OF LOANS..............................................................58
                11.3     AMOUNT OF LOAN...............................................................58
                11.4     INTEREST ON LOAN.............................................................58
                11.5     TERM OF LOAN.................................................................58
                11.6     SECURITY FOR LOAN............................................................59
                11.7     REPAYMENT OF LOAN............................................................59
                11.8     ACCOUNTING FOR LOANS.........................................................60
                11.9     CONVERSION OF LOAN INTO WITHDRAWAL...........................................60

ARTICLE XII     TOP-HEAVY PROVISIONS..................................................................60

                12.1     APPLICABILITY OF THIS ARTICLE................................................60
                12.2     DEFINITIONS..................................................................60
                12.3     MINIMUM VESTING..............................................................63
                12.4     MINIMUM CONTRIBUTIONS........................................................63
                12.5     ADJUSTED SECTION 415 LIMITS..................................................64

ARTICLE XIII    TRUST FUND AND TRUSTEE................................................................64

                13.1     TRUST FUND...................................................................64
                13.2     INVESTMENT MANAGER...........................................................65
                13.3     USE OF TRUST FUND............................................................65

ARTICLE XIV     ADMINISTRATION........................................................................65

                14.1     POWERS OF PLAN ADMINISTRATOR.................................................65
                14.2     STANDARD OF CARE.............................................................66
                14.3     APPEAL PROCEDURE.............................................................66

ARTICLE XV      RIGHTS OF PARTICIPANTS................................................................67

                15.1     EMPLOYMENT RIGHTS............................................................67
                15.2     NO PARTICIPANT INTEREST IN TRUST FUND........................................67
                15.3     SPENDTHRIFT PROVISION........................................................67
                15.4     OTHER BENEFITS NOT CONTINGENT ON PAY DEFERRAL
                         CONTRIBUTIONS................................................................67
                15.5     MILITARY SERVICE.............................................................68

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ARTICLE XVI      SUCCESSOR EMPLOYER AND CORPORATE DISPOSITIONS.........................................68

                 16.1     ADOPTING EMPLOYERS...........................................................68
                 16.2     SUCCESSOR EMPLOYER...........................................................68
                 16.3     DISPOSITION OF PART OF EMPLOYER..............................................68

ARTICLE XVII     PLAN AMENDMENT, MERGER AND TERMINATION................................................69

                 17.1     PLAN AMENDMENT...............................................................69
                 17.2     MERGER OR CONSOLIDATION......................................................69
                 17.3     TERMINATION OF PLAN..........................................................70

ARTICLE XVIII    INSURANCE CONTRACTS...................................................................70

                 18.1     INSURANCE CONTRACTS..........................................................70
                 18.2     PREMIUMS.....................................................................71
                 18.3     DEATH OF THE PARTICIPANT BEFORE RETIREMENT...................................71
                 18.4     RETIREMENT OR TOTAL DISABILITY...............................................71
                 18.5     OTHER TERMINATION OF EMPLOYMENT..............................................72
                 18.6     RETIREMENT OF A PARTICIPANT..................................................72
                 18.7     PROVISIONS RELATING TO INSURER...............................................73

ARTICLE XIX      MISCELLANEOUS PROVISIONS..............................................................73

                 19.1     AGE..........................................................................73
                 19.2     UNIFORMITY OF TREATMENT......................................................73
                 19.3     CONSTRUCTION.................................................................73
                 19.4     ERISA........................................................................73
                 19.5     GOVERNING LAW................................................................73

SIGNATURE PAGE ........................................................................................74

APPENDIX A ............................................................................................75

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                                AMWAY CORPORATION

                         PROFIT-SHARING AND 401(K) PLAN

                         ------------------------------


                                    ARTICLE I

                            ESTABLISHMENT OF THE PLAN
                            -------------------------


          1.1 HISTORY OF THE PLAN.

          Amway Corporation, a Michigan corporation, adopted the Amway Corporation Salaried Employees' Profit-Sharing Plan for the purpose of providing retirement benefits to Employees eligible under the terms and conditions of the Plan. The Plan was adopted effective as of August 31, 1965, and has been periodically amended. The Plan was most recently amended and restated as of September 1, 1989.

          1.2 MERGER OF PLANS.

          Employer is merging the Amway Corporation 401(k) Retirement and Savings Plan and the Nutrilite Division Profit Sharing Plan (formerly the "Employees' Profit-Sharing Retirement Plan of Nutrilite Products, Inc.") into the Plan, effective as of January 1, 1997.

          1.3 THIS DOCUMENT.

          By this document, Employer is amending and restating the Plan as of January 1, 1997. The amended and restated Plan is called the Amway Corporation Profit-Sharing and 401(k) Plan. The amended and restated Plan is intended to meet the requirements of Sections 401(a) and 501(a) of the Code.

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

          The following terms shall have the meanings described in this Article. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise stated.

          2.1 ACCOUNTS.

          "Accounts" means all accounts maintained to record the interest of the Participant in the Plan.

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          2.2 ANNUITY STARTING DATE.

          "Annuity Starting Date" means the first day of the first period for which an amount is to be paid as an annuity or other form under Section 8.4.

          2.3 AUTHORIZED LEAVE OF ABSENCE.

          "Authorized Leave of Absence" means any absence from employment authorized by Employer pursuant to its standard personnel practices.

          2.4 BENEFICIARY.

          "Beneficiary" means the person or persons, trust or entity designated under Section 8.5 to receive a benefit after the death of a Participant.

          2.5 CODE.

          "Code" means the Internal Revenue Code of 1986, as amended.

          2.6 COLLECTIVE BARGAINING AGREEMENT.

          "Collective Bargaining Agreement" means a collective bargaining agreement between Employer and a certified representative of an appropriate unit of Employees, provided retirement benefits were the subject of good faith bargaining. For this purpose, the term "certified representative of an appropriate unit of Employees" does not include any organization more than half of whose members are Employees who are owners, officers or executives of Employer.

          2.7 COLLECTIVE BARGAINING UNIT.

          "Collective Bargaining Unit" means a unit of Employees recognized by Employer for purposes of negotiating a Collective Bargaining Agreement between Employer and a certified representative of an appropriate unit of Employees. For purposes of the Plan, a Collective Bargaining Unit shall not exist until the effective date of the first Collective Bargaining Agreement reached through good faith bargaining.

          2.8 COMPENSATION.

          "Compensation" means a Participant's compensation during a Plan Year.

               (a)  ITEMS INCLUDED.

                    (i) A Participant's base wages and salary.

                    (ii) Overtime pay for Nonexempt Employees.

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                    (iii) Sick pay and short-term disability benefits that are paid by Employer through its payroll system.

                    (iv) Pay Deferral Contributions and pay reduction
               contributions under Sections 125, 402(h)(1)(B) or 403(b) of the Code.

                    (v) PIP bonuses paid to Nonexempt Employees in Employer's
               Nutrilite Division.

                    (vi) Amounts deferred under nonqualified deferred
               compensation plans.

                  (b) ITEMS EXCLUDED.

                         (i) Bonuses, except as described in subsection (a)(v).

                         (ii) Incentive pay, shift premiums and severance pay.

                         (iii) Extraordinary or nonrecurring compensation (e.g.,
                    moving expenses).

                         (iv) Irregular or discretionary compensation or
                    benefits paid under the Plan.

                         (v) The taxable portion of any noncash fringe benefit.

                         (vi) Long-term disability benefits.

                         (vii) Additional compensation paid to United States
                    citizens living in foreign countries (e.g., living expense allowances).

                              (viii) Compensation earned while working in an
                    ineligible job classification (i.e., a job classification that is not Covered Employment).

                     (c) DOLLAR LIMIT. Compensation of each Participant in a Plan Year shall be limited to the maximum amount permitted by Section 401(a)(17) of the Code (the "Dollar Limit"). The Dollar Limit is currently $150,000, but will be increased to $160,000 for the Plan Year beginning September 1, 1997. The Dollar Limit shall be further increased at the same time and in the same manner as adjustments under Section 415(d) of the Code, except that any increases shall be rounded to the next lowest multiple of $10,000.

                    Further, for Plan Years beginning before January 1, 1997, if the Participant is a Five-Percent Owner or one of the ten Highly Compensated Employees with the highest Compensation during the Plan Year, the Compensation during that

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     Plan Year of the Participant, the Participant's Spouse, and lineal descendants under age 19 shall be aggregated for purposes of the Dollar Limit. If the Dollar Limit is exceeded, then the Dollar Limit shall be prorated among the affected individuals as determined by the Plan Administrator.

          2.9 COVERED EMPLOYMENT.

          "Covered Employment" means employment with Employer in a job classification that is eligible for participation in the Plan under the terms of
Section 3.1.

          2.10 DIRECT ROLLOVER.

          "Direct Rollover" means the payment of an Eligible Rollover Distribution by the Plan to an Eligible Retirement Plan specified by the Distributee. However, for purposes of Section 6.3, a "Direct Rollover" means the payment of an Eligible Rollover Distribution by another Qualified Plan to the Plan.

          2.11 DISCRETIONARY CONTRIBUTION ACCOUNT.

          "Discretionary Contribution Account" means the account maintained for a Participant recording the total Employer contributions on his behalf under
Section 4.2, adjusted as provided in Article VII.

          2.12 DISTRIBUTEE.

          "Distributee" means a Participant, the Participant's Spouse, or an alternate payee under a Qualified Domestic Relations Order.

          2.13 ELIGIBLE RETIREMENT PLAN.

          "Eligible Retirement Plan" means an eligible retirement plan, as defined in Section 401(a)(31) of the Code, that accepts the Distributee's Eligible Rollover Distribution. An Eligible Retirement Plan includes an individual retirement account, an individual retirement annuity, an annuity plan described in Section 403(a) of the Code, and a Qualified Plan. However, if an Eligible Rollover Distribution is made to a Spouse, an Eligible Retirement Plan is an individual retirement account or an individual retirement annuity.

          2.14 ELIGIBLE ROLLOVER DISTRIBUTION.

          "Eligible Rollover Distribution" means an eligible rollover distribution under Section 402(c)(4) of the Code. This includes any distribution from a Participant's Accounts, except the following:

          (a) A distribution that is required under Section 401(a)(9) of the Code;

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          (b) A distribution for a specified period of ten or more years;

          (c) A distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and his Beneficiary; or

          (d) Any portion of the distribution that is not included in the Distributee's gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          2.15 EMPLOYEE.

          "Employee" means any person who is both working as a regular full-time or part-time employee in an authorized billet for Employer or any Related Employer and is treated as a common-law employee for tax purposes. A Leased Employee shall also be treated as an Employee, except as provided in this Section.

                  Employee includes any U.S. citizen or resident who is entitled under Section 406 of the Code to be treated as an employee of Amway Corporation. This shall include a U.S. citizen or resident who is employed abroad by a Foreign Affiliate, provided contributions under a funded plan of deferred compensation are not provided by any other person with regard to the Compensation paid to the U.S. citizen or resident by the Foreign Affiliate. Employee does NOT include any other employee of a Foreign Affiliate.

                  Employee also includes a person who is transferred to a Related Employer for employment outside the United States, provided the person was a Participant before the transfer or was eligible to participate in the Plan before the transfer.

                  Solely for purposes of the Plan, a person who is treated as an Employee under the previous two paragraphs shall have his employment with the Foreign Affiliate or Related Employer treated as employment with Amway Corporation. For example, his Compensation with the Foreign Affiliate or Related Employer shall be treated as Compensation.

                  A person whom the Employer treats as an independent contractor for tax purposes is not an Employee. Further, a Leased Employee shall not be considered an Employee of Employer if:

                           (a) The Leased Employee is covered by a money purchase pension plan providing:

                                    (i) A nonintegrated Employer contribution
                  equal to at least 10% of the Leased Employee's compensation. For this purpose, "compensation" shall be the amount determined under Section 5.9, plus any pay reduction contributions under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code;

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                                    (ii)   Immediate participation; and

                                    (iii)   Full and immediate vesting; and

                           (b) Leased Employees do not constitute more than 20% of the Employer's "nonhighly compensated work force," as defined in
         Section 414(n)(5)(C)(ii) of the Code.

          2.16 EMPLOYEE CONTRIBUTION ACCOUNT.

          "Employee Contribution Account" means the account maintained for a Participant recording his total Employee Contributions, adjusted as provided in
Article VII.

          2.17 EMPLOYEE CONTRIBUTIONS.

          "Employee Contributions" means voluntary after-tax contributions made by a Participant to Trustee before September 1, 1987.

          2.18 EMPLOYER.

          "Employer" means Amway Corporation, any Related Employer whose Employees are eligible to participate in the Plan, and any successor employer that adopts the Plan in accordance with Section 16.2. However, for purposes of performing the duties of the Plan Administrator, "Employer" means Amway Corporation.

          2.19 EMPLOYER DISCRETIONARY CONTRIBUTION.

          "Employer Discretionary Contribution" or "Discretionary Contribution" means a contribution under Section 4.2 by Employer on behalf of a Participant.

          2.20 EMPLOYER MATCHING CONTRIBUTION.

          "Employer Matching Contribution" or "Matching Contribution" means a contribution under Section 4.4 by Employer on behalf of a Participant who defers a portion of his Compensation under Section 4.3.

          2.21 ERISA.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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          2.22 EXEMPT EMPLOYEE.

          "Exempt Employee" means any Employee who is employed in a job classification that is exempt from the overtime requirements of the Fair Labor Standards Act of 1938, as amended.

          2.23 FIVE-PERCENT OWNER.

          "Five-Percent Owner" means any person who owns (or is considered as owning under Section 318 of the Code) more than 5% of the outstanding stock of Employer or stock possessing more than 5% of the combined voting power of all stock of Employer.

          2.24 FOREIGN AFFILIATE.

          "Foreign Affiliate" means a foreign corporation which satisfies the following requirements:

               (a) At least 10% of its voting stock is owned by Amway Corporation or one of its domestic subsidiaries; and

               (b) Amway Corporation has entered into an agreement under Section 3121(l) of the Code to make Social Security contributions for U.S. citizens or residents employed by that foreign corporation.

          2.25 FORFEITURE.

          "Forfeiture" means the nonvested portion of the Accounts of a Participant who terminates employment with Employer before his Total Disability, death or attainment of Normal Retirement Age.

          2.26 HIGHLY COMPENSATED EMPLOYEE -- OLD DEFINITION.

          "Highly Compensated Employee" means a highly compensated employee as defined in Section 414(q) of the Code.

                           (a) DEFINITION. For Plan Years beginning before January 1, 1997, an Employee is a Highly Compensated Employee for a Plan Year if, at any time during the Plan Year or the preceding Plan Year, the Employee satisfied one or more of the following criteria:

                                    (i)     Was a Five-Percent Owner;

                                    (ii)    Received more than $75,000 in
         Compensation from Employer;

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                           (iii) Received more than $50,000 in Compensation from
                  Employer and was within the top 20% of Employees by pay during the same year;

                           (iv) Was an Officer of Employer and received more
                  than $45,000 in Compensation from Employer. If no Officer received more than $45,000, the highest paid Officer shall be a Highly Compensated Employee;

                           (v) Was a member of the Family of a Five-Percent
                  Owner; or

                           (vi) Was a member of the Family of a Highly
                  Compensated Employee who was one of the ten highest compensated Employees of Employer during the year.

                    (b) OPERATIONAL RULES. For purposes of determining whether an Employee satisfies the criteria in subsection (a), the following rules apply:

                           (i) HIGHEST PAID 100 EMPLOYEES. An Employee who
                  satisfies subsections (a)(ii), (iii) or (iv) in a Plan Year, but not in the preceding Plan Year, shall be a Highly Compensated Employee only if the Employee is among the highest paid 100 Employees in that Plan Year.

                           (ii) FORMER EMPLOYEE. A former Employee shall always
                  be a Highly Compensated Employee if the Employee was a Highly Compensated Employee when the Employee separated from service with Employer, or any time after attaining age 55.

                           (iii) EMPLOYER. For purposes of this Section, the
                  term "Employer" means Employer or any Related Employer.

                           (iv) FAMILY. For purposes of this Section, the term
                  "family" means, with respect to an Employee, the Employee's Spouse, lineal ascendants and descendants, and spouses of lineal ascendants and descendants.

                           (v) OFFICERS. For purposes of this Section, the term
                  "officer" means an Employee who holds the title of an officer or who, regardless of title, performs the functions of an officer. However, the maximum number of Employees who are treated as Officers depends on the total number of Employees, as follows:

                                    (A) If less than 30 Employees, not more than
                           three Employees are treated as Officers.

                                    (B) If at least 30 but less than 500
                           Employees, not more than 10% of the Employees are treated as Officers.

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                    (C) If 500 or more Employees, not more than 50 Employees are treated as Officers.

               (vi) COMPENSATION. For purposes of this Section, "Compensation" means Compensation as defined in Section 5.9(e)(ii), plus any Pay Deferral Contributions made by Employer on behalf of a Participant. Compensation shall also include pay reduction contributions made on behalf of a Participant in a plan under Section 125 or Section 403(b) of the Code.

               (vii) COST-OF-LIVING ADJUSTMENT. The $75,000 and $50,000 limits shall be increased for any cost-of-living adjustment provided under
          Section 415(d) of the Code. The $45,000 limit shall be increased for one-half of any cost-of-living adjustment provided under Section 415(d)(1)(A) of the Code.

               (viii) TOP 20%. The number of Employees who are in the top 20% by pay for purposes of subsection (a)(iii) is determined in accordance with the regulations issued under Section 414(q) of the Code.

               Alternatively, Employer may periodically elect to determine its Highly Compensated Employees under the calendar year calculation election provided in Treas. Reg. ss.1.414(q)-1T (Q&A-14) or the simplified method (with or without snapshot testing rules) of Rev. Proc. 93-42.

          2.27 HIGHLY COMPENSATED EMPLOYEE -- NEW DEFINITION.

          "Highly Compensated Employee" means a highly compensated employee as defined in Section 414(q) of the Code.

                           (a) DEFINITION. For Plan Years beginning after December 31, 1996, an Employee is a Highly Compensated Employee for a Plan Year if the Employee satisfied one or more of the following criteria:

                                    (i) The Employee was a Five-Percent Owner
                  at any time during the Plan Year or the preceding Plan Year;
                  or

                                    (ii) The Employee was highly-paid during the
                  prior Plan Year. Employer may elect on an annual basis which of the following two criteria shall be used in determining whether an Employee was highly-paid:

                                            (A) The Employee received more than
                           $80,000 in Compensation from Employer during the preceding Plan Year; or

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                                            (B) The Employee received more than
                           $80,000 in Compensation from Employer during the preceding Plan Year and was within the top 20% of Employees by pay during the preceding Plan Year.

                           (b) OPERATIONAL RULES. For purposes of determining whether an Employee satisfies the criteria in subsection (a), the following rules apply:

                                    (i) FORMER EMPLOYEE. A former Employee shall
                  always be a Highly Compensated Employee if the Employee was a Highly Compensated Employee when the Employee separated from service with Employer, or any time after attaining age 55.

                                    (ii) EMPLOYER. For purposes of this Section,
                   the term "Employer" means Employer or any Related Employer.

                                    (iii) COMPENSATION. For purposes of this
                  Section, "Compensation" means Compensation as defined in
                  Section 5.9(e)(ii) plus, to the extent not otherwise counted in Section 5.9(e)(ii), Pay Deferral Contributions made by Employer on behalf of a Participant and pay reduction contributions made on behalf of a Participant in a plan under
                  Section 125 or Section 403(b) of the Code.

                                    (iv) COST-OF-LIVING ADJUSTMENT. The $80,000
                  limit shall be increased for any cost-of-living adjustment provided under Section 415(d) of the Code, as it applies to Highly Compensated Employees under Section 414(q) of the Code.

                                    (v) TOP 20%. The number of Employees who are
                  in the top 20% by pay for purposes of subsection (a)(ii)(B) is determined in accordance with the regulations issued under
                  Section 414(q) of the Code.

                                    (vi) FIRST PLAN YEAR. For purposes of
                  determining whether an Employee is a Highly Compensated Employee for the first Plan Year beginning after December 31, 1996, this definition is considered to be in effect for the preceding Plan Year.

                  2.28 HOUR OF SERVICE.

                  "Hour of Service" means each hour for which an Employee is paid, or entitled to be paid, by Employer or a Related Employer for the performance of duties for Employer or a Related Employer.

                  2.29     INVESTMENT MANAGER.

                  "Investment Manager" means any bank, trust company, firm or institution appointed by Employer as an Investment Manager pursuant to Article XIII.

                  2.30     LEASED EMPLOYEE.

                  "Leased Employee" means any person who is hired by a leasing organization and performs services for Employer under the following circumstances:

                           (a) The services are pursuant to an agreement between the leasing organization and Employer;

                           (b) The person performs the services for Employer (or Related Employers) on a substantially full-time basis for at least one year; and either

                           (c) For Plan Years beginning before January 1, 1997, the services are of a type historically performed in Employer's business by common-law employees; or

                           (d) For Plan Years beginning after December 31, 1996, the services are performed under the primary direction or control of Employer.

                  2.31     MATCHING CONTRIBUTION ACCOUNT.

                  "Matching Contribution Account" means the account maintained for a Participant recording the total Employer contributions on his behalf under
Section 4.4, adjusted as provided in Article VII.

                  2.32     MERGED PLANS.

                  "Merged Plans" means the Amway Corporation 401(k) Retirement and Savings Plan and the Nutrilite Division Profit Sharing Plan.

                  2.33     NONELECTIVE EMPLOYER CONTRIBUTION.

                  "Nonelective Employer Contribution" means an Employer contribution which is made to satisfy the nondiscrimination rules in Sections
5.4 and/or 5.5.

                  2.34     NONELECTIVE EMPLOYER CONTRIBUTION ACCOUNT.

                  "Nonelective Employer Contribution Account" means the account maintained for a Participant recording the total Nonelective Employer Contributions on his behalf under Sections 5.4(f)(iii) and 5.5(f)(iii), adjusted as provided in Article VII.

                  2.35     NONEXEMPT EMPLOYEE.

                  "Nonexempt Employee" means each Employee who is subject to the overtime requirements of the Fair Labor Standards Act of 1938, as amended.

                  2.36     NONHIGHLY COMPENSATED EMPLOYEE.

                  "Nonhighly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

                  2.37     NORMAL RETIREMENT AGE.

                  "Normal Retirement Age" means age 65.

                  2.38     NUTRILITE PLAN.

                  "Nutrilite Plan" means the Nutrilite Division Profit-Sharing Plan.

                  2.39     PARTICIPANT.

                  "Participant" means an Employee who has met the requirements for participation under Article III and whose Accounts have not been distributed.

                  2.40     PAY DEFERRAL ACCOUNT.

                  "Pay Deferral Account" means the account maintained for a Participant recording the total Pay Deferral Contributions made by Employer on his behalf under Section 4.3, adjusted as provided in Article VII.

                  2.41     PAY DEFERRAL AGREEMENT.

                  "Pay Deferral Agreement" means an agreement between Employer and a Participant pursuant to which the Participant elects to defer a portion of his Compensation and have Employer contribute the deferred amount to the Plan on his behalf. The Pay Deferral Agreement shall be in the form periodically prescribed by Employer.

                  2.42     PAY DEFERRAL CONTRIBUTIONS.

                  "Pay Deferral Contributions" means contributions under Section
4.3 by Employer on behalf of a Participant pursuant to a Pay Deferral Agreement.

                  2.43     PERIOD OF SEVERANCE.

                  "Period of Severance" means a period of time beginning on the date of a Participant's Severance from Service and ending on the date the Participant again has an Hour of Service.

                  If an Employee is absent from work for maternity or paternity reasons, the 12-consecutive-month period beginning on the first anniversary of the Participant's Severance from Service shall not constitute a Period of Severance but shall not count as a Year of Vested Service. An absence from work for maternity or paternity reasons means an absence caused by (a) pregnancy of the Employee; (b) birth of a child of the Employee; (c) placement of a child with the Employee in connection with the adoption of the child by the Employee; or (d) caring for the child for a period beginning immediately after the birth or placement.

                  2.44     PLAN.

                  "Plan" means the Amway Corporation Profit-Sharing and 401(k) Plan.

                  2.45     PLAN ADMINISTRATOR.

                  "Plan Administrator" means the named fiduciary responsible for the operation and administration of the Plan. Amway Corporation shall be the Plan Administrator. Amway Corporation may periodically delegate some or all of its duties as Plan Administrator to a committee appointed by its Board of Directors or Policy Board.

                  2.46     PLAN YEAR.

                  "Plan Year" means the 12-consecutive-month period beginning on September 1 and ending on the following August 31.

                  If another plan with a different plan year is transferred to, or merged with the Plan, the initial Plan Year under the Plan for any affected Employee or Participant shall be the 12-consecutive-month period beginning on the September 1 that coincides with or immediately precedes the date of transfer or merger. This initial Plan Year shall be recognized for purposes of participation and vesting, even though the first day of that Plan Year occurs during the final plan year of the other plan.

                  2.47     QUALIFIED DOMESTIC RELATIONS ORDER.

                  "Qualified Domestic Relations Order" means a qualified domestic relations order under Section 414(p) of the Code. The Plan Administrator shall determine whether a judicial order which requires payment of Plan benefits to an alternate payee is a Qualified Domestic Relations Order.

                  2.48     QUALIFIED PLAN.

                  "Qualified Plan" means a retirement plan meeting the requirements of Sections 401(a) and 501(a) of the Code.

                  2.49     RELATED EMPLOYER.

                  "Related Employer" means (a) any member of a controlled group of corporations in which Employer is a member, as defined in Section 414(b) of the Code; (b) any other trade or business under common control of or with Employer, as defined in Section 414(c) of the Code; (c) any member of an affiliated service group with Employer, as defined in Section 414(m) of the Code; and (d) any other entity required to be aggregated with Employer pursuant to regulations under Section 414(o) of the Code.

                  2.50     RETIREMENT.

                  "Retirement" means termination of employment after the date the Participant attains Normal Retirement Age, or after the date he attains age 60 with at least five Years of Vested Service.

                  2.51     ROLLOVER ACCOUNT.

                  "Rollover Account" means the account maintained for a Participant to record rollovers under Section 6.3, adjusted as provided in
Article VII.

                  2.52     SEVERANCE FROM SERVICE.

                  "Severance from Service" means the date as of which the Participant quits, retires, is discharged or dies, whichever occurs first.

                  2.53     SPOUSE.

                  "Spouse" means the person of the opposite sex to whom a Participant is legally married on his Annuity Starting Date or, if earlier, his death. A former spouse shall be treated as a Spouse for purposes of the Plan to the extent provided under a Qualified Domestic Relations Order.

                  2.54     TOTAL DISABILITY.

                  "Total Disability" means a total and permanent inability of the Participant, by reason of a physical or mental condition, to perform the duties of his employment or the duties of any position Employer makes available to him for which he is qualified by reason of his training, education or experience. The existence of a Total Disability shall be established by the certification of a physician or physicians selected by the Plan Administrator, unless the Plan Administrator determines that an examination is unnecessary.

                  2.55     TRUST AGREEMENT.

                  "Trust Agreement" means the Amway Corporation Master Trust Agreement established under Article XIII.

                  2.56     TRUST FUND.

                  "Trust Fund" means the assets held under the Trust Agreement.

                  2.57     TRUSTEE.

                  "Trustee" means the person and/or trust company, designated as trustee by Employer pursuant to Article XIII.

                  2.58     YEAR OF VESTED SERVICE.

                  "Year of Vested Service" means a year of vested service under the terms of Section 9.2.

                                   ARTICLE III

                                  PARTICIPATION
                                  -------------

                  3.1      ELIGIBLE EMPLOYEES.

                  Each Employee of Amway Corporation or the Related Employers listed in Appendix A shall be eligible to participate in the Plan, except as follows:

                           (a) Any Employee who is a member of a Collective Bargaining Unit shall be ineligible to participate in the Plan unless the Collective Bargaining Agreement specifically provides for participation in the Plan;

                           (b) Any Leased Employee shall be ineligible to participate in the Plan;

                           (c) Except as otherwise provided in Section 2.15, any Employee of any other Related Employer shall be ineligible to participate in the Plan;

                           (d) Any Employee who is a nonresident alien and who receives no earned income from sources within the United States is ineligible to participate in the Plan; and

                           (e) Any Temporary Employee who is eligible to participate in the Amway Corporation Hourly Employees' Pension
         Plan ("Hourly Pension Plan") upon satisfying the participation requirements of the Hourly Pension Plan. For this purpose, the term "Temporary Employee" shall have the same meaning as in the Hourly Pension Plan.

                  An eligible Employee shall become a Participant on the date provided in Section 3.2.

                  3.2      DATE OF PARTICIPATION.

                  Each Employee who was a Participant in the Plan or a participant in one of the Merged Plans as of December 31, 1996 shall be a Participant in the Plan as of January 1, 1997. Each other Employee who is eligible under Section 3.1 shall become a Participant on the first date the Employee satisfies the following requirements:

                           (a)      The Employee is employed in Covered
                  Employment; and

                           (b)      The Employee is at least age 18.

                  However, a Participant's eligibility for various types of contributions shall be determined under the Sections that apply to those contributions. Further, an Employee who is a resident of or works in Puerto Rico shall only be eligible for participation under Section 4.2.

                  3.3      TRANSFER TO INELIGIBLE JOB CLASSIFICATION.

                  A Participant who is transferred to a job classification which makes him ineligible to participate in the Plan shall be ineligible to have additional contributions made on his behalf, except that the Participant shall share in the allocation of any contribution made for the Plan Year in which the transfer occurs if the Participant otherwise is eligible under Section 4.2(b). The Employee shall continue as a Participant until his Accounts are distributed under the terms of the Plan.

                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS
                             ----------------------

                  4.1      EMPLOYER CONTRIBUTIONS GENERALLY.

                  Employer shall contribute to the Trust Fund on behalf of each Participant in accordance with this Article, subject to the limitations of
Article V. Employer contributions may be made without regard to whether Employer has current or accumulated profits. However, the Plan shall be considered a profit-sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

                  4.2      EMPLOYER DISCRETIONARY CONTRIBUTIONS.

                           (a) AMOUNT OF CONTRIBUTION. For each Plan Year, Employer may make a Discretionary Contribution to the Trust Fund. Employer shall determine the amount of any Discretionary Contribution. No Discretionary Contribution is required.

                           If an Employer contribution is made, Employer shall designate the amount that shall be allocated among the eligible Exempt Employees and the amount that shall be allocated among the eligible Nonexempt Employees. A separate allocation, however, shall be made only if the requirements of Section 401(a)(4) of the Code are satisfied.

                           (b) ELIGIBILITY TO SHARE IN ALLOCATION. A Participant shall be eligible to share in the allocation of Employer's Discretionary Contribution for the Plan Year if, as of the last day of the Plan Year, the Participant has completed six months of employment with Employer, or a Related Employer, and the Participant:

                                    (i) Is employed in Covered Employment on
                  the last day of the Plan Year;

                                    (ii) Is on an Authorized Leave of Absence on
                  the last day of the Plan Year, but was employed in Covered Employment during the Plan Year;

                                    (iii) Is employed in Covered Employment at
                  some time during the Plan Year and is employed by Employer or a Related Employer at the end of the Plan Year (provided the transfer from Covered Employment occurs after the Employee has completed six months of employment in Covered Employment); or

                                    (iv) Was employed in Covered Employment
                  during the Plan Year, but terminated employment during the Plan Year as a result of the Participant's Retirement, Total Disability or death.

         If an Employee terminates employment with Employer and is subsequently rehired, the Employee's prior service shall count towards satisfying the service requirement in this subsection if the Employee previously had vested benefits under the Plan or the Employee is reemployed before having a Period of Severance of at least five years. In all other situations, the Employee shall be required to satisfy the service requirement of this subsection.

                           (c) ALLOCATION PROCEDURES. If Employer makes separate Discretionary Contributions for Exempt Employees and Nonexempt Employees, those contributions shall be allocated separately among eligible Participants in the two respective groups. The remaining portion of this subsection describes the procedures to be used to make the allocation within each separate group.

                                    (i) ALLOCATION TO EXEMPT EMPLOYEES. Subject
                  to the limitations of Section 5.9, the separate Discretionary Contribution for Exempt Employees shall be allocated to eligible Participants who are Exempt Employees using the following steps. Each successive step shall be used only after allocating the maximum amount under the previous step. Any reference to the term "Participant" in this subsection shall mean a Participant who is an eligible Exempt Employee.

                                            (A) STEP ONE. If the Plan is
                           Top-Heavy (as defined in Section 12.2) for a Plan Year, the contribution shall be allocated to each eligible Participant in the ratio that the Participant's Compensation bears to all eligible Participants' Compensation, but not in excess of 3% of each Participant's Compensation. If the Plan is not Top-Heavy for a Plan Year, Step One shall not apply.

                                            (B) STEP TWO. If the Plan is
                           Top-Heavy (as defined in Section 12.2) for a Plan Year, any contribution remaining after the allocation in Step One shall be allocated to each eligible Participant in the ratio that the Participant's Excess Compensation for the Plan Year bears to the Excess Compensation of all eligible Participants. The maximum amount which may be allocated to a Participant under Step Two is 3% of the Participant's Excess Compensation. If the Plan is not Top-Heavy for a Plan Year, Step Two shall not apply.

                                            (C) STEP THREE. Any contribution
                           remaining after the allocation in Step Two shall be allocated to each eligible Participant in the ratio that the sum of the Participant's total Compensation and Excess Compensation bears to the sum of all eligible Participants' total Compensation and Excess Compensation. The maximum amount which may be allocated to a Participant under Step Three is the sum of a Participant's total Compensation and Excess Compensation, multiplied by the Maximum Disparity Rate.

                                            (D) STEP FOUR. Any contribution
                           remaining after the allocation in Step Three shall be allocated to each eligible Participant in the ratio that the Participant's Compensation for the Plan Year bears to all eligible Participants' Compensation for the Plan Year.

                                            (E) DEFINITIONS. For purposes of
                           this Section, the following terms shall have the meanings described in this subsection:

                                                     (1) "COMPENSATION" means
                                    Compensation as defined in Section 2.8.
                                    However, Compensation for an Exempt
                                    Employee who is employed by Employer's
                                    Nutrilite Division during the Plan Year
                                    ending August 31, 1997 shall include his

                                    Compensation from September 1, 1996 through
                                    August 31, 1997.

                                                     (2) "EXCESS COMPENSATION"
                                    means a Participant's Compensation during a Plan Year in excess of the Integration Level.

                                                     (3) "INTEGRATION LEVEL"
                                    means the maximum amount of earnings which may be considered as wages under Section 3121(a)(1) of the Code (i.e., the taxable wage base) as of the beginning of the Plan Year.

                                                     (4) "MAXIMUM DISPARITY
                                    RATE" means 5.7% if the Plan is not
                                    Top-Heavy or 2.7% if the Plan is Top-Heavy.

                                    Trustee shall allocate the Employer
                  Discretionary Contribution for each Plan Year as soon as administratively feasible after receiving the contribution. The Plan Administrator shall deliver to Trustee the information necessary to perform the allocation.

                                    (ii) ALLOCATION TO NONEXEMPT EMPLOYEES.
                  Subject to the limitations of Section 5.9, the amount of the separate Discretionary Contribution for Nonexempt Employees allocated to an eligible Participant who is a Nonexempt Employee shall be based on the ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants who are Nonexempt Employees. For the Plan Year ending August 31, 1997, the following special rules shall apply in determining a Participant's Compensation:

                                            (A) A Nonexempt Employee who is
                           employed by Employer's Nutrilite Division shall have his Compensation for the period of September 1, 1996 through August 31, 1997 counted.

                                            (B) A Nonexempt Employee who is NOT
                           employed by Employer's Nutrilite Division shall have his Compensation for the period of January 1, 1997 through August 31, 1997 counted.

                                    Trustee shall allocate the Employer
                  Discretionary Contribution for each Plan Year as soon as administratively feasible after receiving the contribution. The Plan Administrator shall deliver to Trustee the information necessary to perform the allocation.

                                    (iii) TRANSFERRED EMPLOYEES. If an eligible
                  Participant is both an Exempt Employee and a Nonexempt Employee during a Plan Year and Employer makes separate Discretionary Contributions for Exempt Employees and Nonexempt Employees, the Participant shall share in the allocation of the contribution for Participant's job classification at the end of the Plan Year. For example, if the Participant was a Nonexempt Employee but becomes an Exempt Employee during the Plan Year, the Participant shall share in the allocation of the contribution made for Exempt Employees.

                                    (iv) SINGLE CONTRIBUTION. If Employer makes
                  a single Discretionary Contribution for both Exempt Employees and Nonexempt Employees, the Discretionary Contribution shall be allocated under the steps contained in subsection (i), with those steps applying to both Exempt Employees and Nonexempt Employees.

                           (d) ACCOUNTING FOR CONTRIBUTIONS. Employer contributions under this Section shall be credited to Participants' Discretionary Contribution Accounts.

                  4.3      EMPLOYER PAY DEFERRAL CONTRIBUTIONS.

                  Employer shall make Pay Deferral Contributions on behalf of a Participant in accordance with the Pay Deferral Agreement in effect at the time Compensation is paid, subject to the following:

                           (a) The amount which may be contributed shall be a specified percentage (in increments of 1%) of the Participant's Compensation, up to a maximum of:

                                    (i) If the Participant is an Exempt
                  Employee, a maximum of 10% of the Participant's Compensation.

                                    (ii) If the Participant is a Nonexempt
                  Employee, a maximum of 12% of the Participant's Compensation.

                           The total pay deferrals by a Participant under all
         Section 401(k) plans in which he participates may not exceed the dollar limit described in Section 5.3.

                           (b) For purposes of determining the type of Compensation from which Pay Deferral Contributions may be made, a Participant's Compensation shall be determined in the same manner as set forth in Section 2.8.

                           (c) Pay Deferral Contributions shall be made by reducing the amount otherwise payable to the Participant in his paychecks. No other form of contribution by the Participant shall be treated as a Pay Deferral Contribution.

                           (d) If the amount of Compensation payable to a Participant in any paycheck is insufficient (after all authorized or legally required payroll deductions) to permit making the full Pay Deferral Contribution for the pay period, Pay Deferral

         Contributions shall be suspended until the next pay period for which sufficient Compensation is available to make the full Pay Deferral Contribution. Pay Deferral Contributions that are suspended shall not be made up in subsequent pay periods.

                           (e) The specified percentage of Compensation designated as his pay deferral rate shall continue in effect, despite any change in Compensation, until the Participant elects to change the specified percentage. A Participant may change his pay deferral rate to any other permitted rate at any time by using procedures periodically established by Employer. The change shall be effective as soon as administratively feasible.

                           (f) A Participant may discontinue or resume pay deferrals at any time by using procedures periodically established by Employer. The change shall be effective as soon as administratively feasible after the notice is given.

                           (g) Pay Deferral Contributions on behalf of a Participant shall be reduced to the extent necessary to comply with the limitations of Article V.

                           (h) Employer contributions under this Section shall be credited to Participants' Pay Deferral Accounts.

                  4.4      EMPLOYER MATCHING CONTRIBUTIONS.

                           (a) ELIGIBILITY TO RECEIVE CONTRIBUTION. Employer shall make a Matching Contribution on behalf of each Nonexempt Employee for whom Pay Deferral Contributions are made.

                           (b) AMOUNT OF CONTRIBUTION. The amount of the Employer Matching Contribution on behalf of an eligible Participant shall be an amount equal to 25% of the Participant's Pay Deferral Contributions made during each pay period in which the Participant was a Nonexempt Employee.

                           Employer Matching Contributions made on behalf of Highly Compensated Employees may be reduced to the extent necessary to satisfy the nondiscrimination tests under Section 5.5. No Matching Contributions shall be made on Pay Deferral Contributions which exceed the limitations in Section 5.3, regarding excess pay deferrals, or the limitations in Section 5.4, regarding excess contributions. If Matching Contributions are mistakenly made in violation of this provision, the erroneous Matching Contributions shall be forfeited and used to offset Employer's next Matching Contribution.

                           (c) ACCOUNTING FOR CONTRIBUTION. Employer contributions under this Section shall be credited to Participants' Matching Contribution Accounts.

                  4.5      TIME FOR PAYMENT OF CONTRIBUTIONS.

                  Employer shall pay its Pay Deferral Contributions as soon as administratively feasible after the amount otherwise would have been payable to the Participant, but not later than the 15th business day of the following month. Employer shall pay its Matching Contributions as soon as administratively feasible following the end of each month and no later than within the time prescribed for filing Employer's federal income tax return for the Plan Year, including extensions. Employer shall pay its other contributions to Trustee within the time prescribed for filing Employer's federal income tax return for the Plan Year, including extensions.

                  4.6      NONREVERSION OF EMPLOYER CONTRIBUTIONS.

                  Employer shall have no direct or indirect interest in the Trust Fund, except as follows:

                           (a) The Trust Fund may be used to defray the reasonable expenses of administering the Plan and Trust Fund.

                           (b) Each contribution to the Plan is conditioned on its deductibility under Section 404 of the Code. If all or part of any contribution is not deductible, the portion which is not deductible shall be returned to Employer within one year after it is determined not to be deductible.

                           (c) If a contribution is made by Employer under a mistake of fact, the portion of the contribution resulting from the mistake of fact may be returned to Employer within one year after the date of payment.

                                    ARTICLE V

                        NONDISCRIMINATION RULES AND OTHER
                        ---------------------------------
                        LIMITS ON EMPLOYER CONTRIBUTIONS
                        --------------------------------

                  5.1      LIMITS ON EMPLOYER CONTRIBUTIONS GENERALLY.

                  Employer contributions described in Article IV shall be subject to the rules and limitations described in this Article.

                  5.2      DEDUCTIBLE CONTRIBUTION LIMIT.

                  The Employer contribution for any Plan Year shall not exceed the maximum deductible contribution to the Plan under Section 404 of the Code.

                  5.3      DOLLAR LIMIT ON PAY DEFERRALS.

                  The total pay deferrals by a Participant under all Section 401(k) plans, simplified employee pension plans and plans under Section 403(b) of the Code in which he participates may not exceed the dollar limit under
Section 402(g) of the Code. The dollar limit for 1997 is $9,500. The dollar limit shall be increased for any cost-of-living adjustment provided under
Section 415(d) of the Code. Any Pay Deferral Contributions which are returned to the Participant under Section 5.9(d) shall not be counted toward the dollar limit.

                  The excess pay deferrals shall be distributed at the request of the Participant as provided in this Section. The request for distribution shall be in writing and shall certify that the amount to be distributed is an excess pay deferral. However, the Participant shall be deemed to have provided the written notice to the extent the Participant has excess deferrals counting only the amount of his Pay Deferral Contributions to the Plan.

                  The excess pay deferrals may be distributed during the same calendar year in which contributed if the following conditions are satisfied:

                           (a) Both the Participant and the Plan Administrator designate the distribution as a distribution of excess pay deferrals. However, the Participant shall be deemed to have provided the designation to the extent the Participant has excess elective deferrals counting only the amount of his Pay Deferral Contributions to the Plan.

                           (b) The correcting distribution is made after the date the Plan received the excess pay deferral.

                  Alternatively, the excess pay deferrals may be distributed during the following calendar year. The Participant must notify the Plan Administrator of the excess pay deferrals by the March 1 following the year in which the excess pay deferrals were made. If the Plan Administrator is notified in a timely manner, the Plan Administrator shall distribute the excess pay deferrals by the following April 15.

                  Regardless of the time of the distribution, the amount of excess pay deferrals withdrawn shall be increased by any investment income and decreased by any investment loss attributable to the excess pay deferrals, whether the income or loss is realized or unrealized. The amount of investment income or loss shall be determined up to the end of the calendar year in which the excess pay deferrals were made (or the date of distribution, if earlier). However, the amount of excess pay deferrals to be distributed to a Highly Compensated Employee with regard to a taxable year shall be reduced by any excess Pay Deferral Contributions distributed to him under Section 5.4(f)(ii) for the Plan Year ending with or within the taxable year.

                  5.4      NONDISCRIMINATION TESTS REGARDING PAY DEFERRALS.

                           (a) NONDISCRIMINATION TESTS. For each Plan Year, at least one of the following nondiscrimination tests shall be satisfied:

                                    (i) The Actual Deferral Percentage of
                  eligible Highly Compensated Employees shall not be more than 125% of the Actual Deferral Percentage of eligible Nonhighly Compensated Employees; or

                                    (ii) The Actual Deferral Percentage of
                  eligible Highly Compensated Employees shall not be more than two percentage points higher than, nor more than 200% of, the Actual Deferral Percentage of eligible Nonhighly Compensated Employees.

         For purposes of the nondiscrimination tests, a Highly Compensated Employee or Nonhighly Compensated Employee is "eligible" if he is eligible for Pay Deferral Contributions for all or part of the Plan Year for which the Actual Deferral Percentage is being calculated. An Employee who receives a hardship withdrawal under Section 10.3 shall be considered "eligible" during the time period his right to make Pay Deferral Contributions is suspended.

                           For purposes of this Section, Employer may periodically elect to treat as a separate plan any Participants who are excludable employees under Treas. Reg. Section 1.410(b)-6. Further, effective for Plan Years beginning after December 31, 1998, Employer may elect to treat such Participants as "ineligible" Employees for purposes of the nondiscrimination tests.

                           (b) DEFINITION OF ACTUAL DEFERRAL PERCENTAGE.

                                    (i) GENERAL RULE. For each group being
                  tested, "Actual Deferral Percentage" means the average of the following percentages (calculated separately for each group member): Pay Deferral Contributions and other contributions counted as Pay Deferral Contributions under subsection (d) on behalf of a group member (collectively, "ADP Contributions"), divided by the Compensation of that group member.

                                            (A) For Plan Years beginning before
                           January 1, 1997, the Participant's ADP Contributions and Compensation for the Plan Year being tested are used.

                                            (B) For Plan Years beginning after
                           December 31, 1996, the following is used:

                                                     (1) For an eligible Highly
                                    Compensated Employee, the Employee's ADP
                                    Contributions and Compensation for the Plan
                                    Year being tested.

                                                     (2) For an eligible
                                    Nonhighly Compensated Employee, the
                                    Employee's ADP Contributions and
                                    Compensation in the preceding Plan Year are used.

                                    The Actual Deferral Percentage for
                  Nonhighly Compensated Employees in the preceding Plan
                  Year is determined using the group of Employees who were Nonhighly Compensated Employees during the preceding Plan Year (based upon the definition of Highly Compensated Employee in effect for that Plan Year). The Employee is included in the calculation even if the Employee is no longer employed by Employer or has become a Highly Compensated Employee in the Plan Year being tested.

                                    The Actual Deferral Percentage for each
                  Employee and group shall be calculated to the nearest one-hundredth of one percent. Unless a contribution is counted under subsection (d), the Actual Deferral Percentage of an eligible Employee who does not have any Pay Deferral Contributions is zero. If the Participant is a Highly Compensated Employee, his pay deferral contributions under any other Section 401(k) plan of Employer shall be included in determining his Actual Deferral Percentage for the Plan.

                                    (ii) COMPENSATION. For purposes of
                  determining a Participant's Actual Deferral Percentage, his Compensation shall be determined in the same manner as described in Section 5.9(e)(ii), subject to the following adjustments:

                                            (A) Pay Deferral Contributions and
                           pay reduction contributions under Section 125 of the Code are "added back" and counted as Compensation to the extent not otherwise counted under Section 5.9(e)(ii).

                                            (B) Compensation shall be subject to
                           the dollar limit described in Section 2.8(c).

                                    If an Employee becomes eligible to
                  participate in the Plan during the Plan Year, Employer shall elect on a nondiscriminatory basis to count his Compensation during the entire Plan Year or only count his Compensation after the Employee became eligible to participate in the Plan.

                                    (iii) FAMILY AGGREGATION. For Plan Years
                  beginning before January 1, 1997, certain family members shall be aggregated for purposes of determining the Actual Deferral Percentage for each group member. If any Employee is a Highly Compensated Employee because he is a member of the family of a Five-Percent Owner or of one of the ten Highly Compensated Employees with the highest Compensation during the Plan Year (as described in Section 2.26(a)(v) or (vi)), all members of the family group shall be treated as one Highly Compensated Employee and a combined Actual Deferral Percentage shall be calculated for the group.

                                    The combined Actual Deferral Percentage
                  shall be determined by combining the Pay Deferral Contributions (including amounts treated as Pay Deferral Contributions under subsection (d)) and Compensation of all eligible family members. The Pay Deferral Contributions (including amounts treated as Pay Deferral Contributions under subsection (d)) and Compensation of all family members shall be disregarded for purposes of determining the Actual Deferral Percentage for the group of Highly Compensated Employees and the group of Nonhighly Compensated Employees, except as provided in this paragraph.

                                    (iv) EXCESS PAY DEFERRALS. Pay Deferral
                  Contributions that exceed the dollar limit of Section 5.3 shall be counted in determining the Participant's Actual Deferral Percentage. However, Pay Deferral Contributions by a Nonhighly Compensated Employee that exceed the dollar limit of
                  Section 5.3 shall not be counted to the extent the Pay Deferral Contributions are made under plans sponsored by Employer.

                           (c) PAY DEFERRALS WHICH MUST BE COUNTED. All Pay Deferral Contributions which satisfy both of the following requirements for a Plan Year must be counted for purposes of calculating a Participant's Actual Deferral Percentage for that Plan Year:

                                    (i) The Pay Deferral Contributions are
                  allocated to a Participant's Account as of a date within the Plan Year; and

                                    (ii) The Pay Deferral Contributions (A)
                  relate to Compensation which would have been received by the Participant in the Plan Year if the Participant had not elected to have the Pay Deferral Contributions made on his behalf; or (B) are attributable to services rendered during the Plan Year and for which the Participant would have been paid within 2 1/2 months after the end of the Plan Year.

         However, to the extent Pay Deferral Contributions are counted as Matching Contributions for purposes of satisfying the nondiscrimination tests described in Section 5.5, the Pay Deferral Contributions shall not be counted under this subsection for purposes of the nondiscrimination tests described in subsection (a). Also, any Pay Deferral Contributions which are returned to the Participant under
         Section 5.9(e) shall not be counted.

                           (d) OTHER TYPES OF CONTRIBUTIONS WHICH MAY BE COUNTED. Employer Discretionary and/or Matching Contributions may be counted as Pay Deferral Contributions for a Plan Year if the following requirements are satisfied:

                                    (i) The contributions that are counted must
                  be treated as 100% vested, and subject to the distribution requirements described in Articles VIII and X; and

                                    (ii) Section 401(a)(4) of the Code must be
                  satisfied with regard to all Employer Discretionary and/or Matching Contributions for the Plan Year. In addition, Section 401(a)(4) of the Code must be satisfied with regard to the

                  Employer Discretionary and/or Matching Contributions which are not counted as Pay Deferral Contributions.

                           (e) AGGREGATION. Two or more Qualified Plans which are treated as a single plan for purposes of Section 401(a)(4) or
         Section 410(b) of the Code shall be treated as a single plan for purposes of this Section. In addition, any other Qualified Plans (other than an employee stock ownership plan) which are maintained by Employer or a Related Employer may be treated as a single plan for purposes of this Section. Any plans aggregated under this Section must have the same Plan Year.

                           (f) CORRECTIVE ACTIONS. Employer may take one or more of the following actions if necessary to satisfy the nondiscrimination tests described in subsection (a).

                                    (i) Employer may reduce the rate of Pay
                  Deferral Contributions on behalf of Highly Compensated Employees at any time to the extent it deems necessary to satisfy the nondiscrimination tests. The reduction shall be made using the procedure described in Section 5.6 or Section 5.7, whichever is applicable.

                                    (ii) Employer may distribute the excess
                  contributions to Highly Compensated Employees. The distribution shall be made during the 12-month period after the Plan Year during which the excess contributions were made. The amount of the excess contributions to be distributed shall be increased for any investment income or decreased for any investment loss attributable to the excess contributions, regardless of whether the income or loss is realized. The amount of investment income or loss shall be determined up to the end of the Plan Year in which the excess contributions were made (or the date of distribution, if earlier). However, the amount of excess Pay Deferral Contributions to be distributed to a Highly Compensated Employee shall be reduced by any excess pay deferrals previously distributed to him under Section 5.3 for his taxable year ending with or within the Plan Year.

                                    In the case of family members who are
                  treated as one Highly Compensated Employee under subsection
                  (b)(iii), the excess contributions for the family group shall be allocated among the family members in proportion to the Pay Deferral Contributions of each family member that are combined to determine the Actual Deferral Percentage.

                                    (iii) Employer may make Nonelective Employer
                  Contributions to the Plan to the extent necessary to satisfy the nondiscrimination tests. The additional contribution shall be allocated among all Participants who have been employed for at least one day during the Plan Year and who are Nonhighly Compensated Employees. The amount of the additional contribution allocated to an eligible Participant shall be based on the ratio of the Compensation of the

                  Participant to the total Compensation of all Participants sharing in the additional contribution for the Plan Year.

                           If the corrective action described in paragraphs (ii) or (iii) of this subsection is taken within 2 1/2 months after the end of the Plan Year in which the excess contributions are made, no penalty shall be assessed. If the corrective action is not taken within the 2 1/2-month period, an excise tax equal to 10% of the excess contributions may be imposed on Employer. If corrective action is not taken by the end of the Plan Year following the Plan Year in which the excess contributions are made, the Plan may violate Section 401(a)(4) of the Code.

                           (g) RECORDS. Employer shall maintain records demonstrating compliance with the nondiscrimination tests set forth in this Section.

                  5.5      NONDISCRIMINATION TESTS REGARDING MATCHING
         CONTRIBUTIONS.

                           (a) NONDISCRIMINATION TESTS. For each Plan Year, at least one of the following nondiscrimination tests shall be satisfied:

                                    (i) The Matching Contribution Percentage of
                  eligible Highly Compensated Employees shall not be more than 125% of the Matching Contribution Percentage of eligible Nonhighly Compensated Employees; or

                                    (ii) The Matching Contribution Percentage of
                  eligible Highly Compensated Employees shall not be more than two percentage points higher than, nor more than 200% of, the Matching Contribution Percentage of eligible Nonhighly Compensated Employees.

         For purposes of the nondiscrimination tests, a Highly Compensated Employee or Nonhighly Compensated Employee is "eligible" if he is eligible to receive Employer's Matching Contributions under Section 4.4(a) for the Plan Year for which the Matching Contribution Percentage is being calculated.

                           For purposes of this Section, Employer may periodically elect to treat as a separate plan any Participants who are excludable employees under Treas. Reg. ss.1.410(b)-6. Further, effective for Plan Years beginning after December 31, 1998, Employer may elect to treat such Participants as "ineligible" Employees for purposes of the nondiscrimination tests.

                           (b) DEFINITION OF MATCHING CONTRIBUTION PERCENTAGE.

                                    (i) GENERAL RULE. For each group being
                  tested, "Matching Contribution Percentage" means the average of the following percentages (calculated separately for each group member): Matching Contributions and other contributions counted as Matching Contributions under subsection (d) on behalf of a group member (collectively, "ACP Contributions"), divided by the Compensation of that group member.

                                            (A) For Plan Years beginning before
                           January 1, 1997, the Participant's ACP Contributions and Compensation for the Plan Year being tested are used.

                                            (B) For Plan Years beginning after
                           December 31, 1996, the following is used:

                                                     (1) For an eligible Highly
                                    Compensated Employee, the Employee's ACP
                                    Contributions and Compensation for the Plan
                                    Year being tested.

                                                     (2) For an eligible
                                    Nonhighly Compensated Employee, the
                                    Employee's ACP Contributions and
                                    Compensation in the preceding Plan Year are used.

                                    The Matching Contribution Percentage for
                  Nonhighly Compensated Employees in the preceding Plan Year is determined using the group of Employees who were Nonhighly Compensated Employees during the preceding Plan Year
                  (based upon the definition of Highly Compensated
                  Employee in effect for that Plan Year). The Employee is included in the calculation even if the Employee is no longer employed by Employer or has become a Highly Compensated Employee in the Plan Year being tested.

                                    The Matching Contribution Percentage for
                  each Employee and group shall be calculated to the nearest one-hundredth of one percent. If a Participant is a Highly Compensated Employee, any matching contributions made on his behalf in any other Qualified Plan maintained by Employer shall be included in determining his Matching Contribution Percentage for the Plan.

                                    (ii) COMPENSATION. For purposes of
                  determining a Participant's Matching Contribution Percentage, his Compensation shall be deter mined in the same manner as described in Section 5.4(b)(ii).

                                    (iii) FAMILY AGGREGATION. For Plan Years
                  beginning before January 1, 1997, certain family members shall be aggregated for purposes of determining the Matching Contribution Percentage for each group member. If any Employee is a Highly Compensated Employee because he is a member of the family of a Five-Percent Owner or of one of the ten Highly Compensated Employees with the highest Compensation during the Plan Year (as described in Section 2.26(a)(v) or (vi)), all members of the family group shall be treated as one Highly Compensated Employee and a combined Matching Contribution Percentage shall be calculated for the group.

                                    The combined Matching Contribution
                  Percentage shall be determined by combining the Employer Matching Contributions (including amounts treated as Employer Matching Contributions under subsection (d)) and Compensation of all eligible family members. The Employer Matching Contributions (including amounts treated as Employer Matching Contributions under subsection (d)) and Compensation of all family members shall be disregarded for purposes of determining the Matching Contribution Percentage for the group of Highly Compensated Employees and the group of Nonhighly Compensated Employees, except as provided in this paragraph.

                           (c) MATCHING CONTRIBUTIONS WHICH MUST BE COUNTED. Matching Contributions that satisfy the following conditions are counted for purposes of calculating a Participant's Matching Contribution Percentage for a Plan Year:

                                    (i) The Matching Contributions are
                  allocated to a Participant's Account as of a date within the Plan Year;

                                    (ii) The Matching Contributions are made on
                  account of Pay Deferral Contributions for the Plan Year;

                                    (iii) The Matching Contributions are NOT
                  counted as Pay Deferral Contributions for purposes of satisfying the nondiscrimination tests described in Section 5.4(a); and

                                    (iv) The Matching Contributions are NOT used
                  to satisfy the minimum contribution requirement of Section
                  12.4.

                           (d) OTHER TYPES OF CONTRIBUTIONS WHICH MAY BE COUNTED. Pay Deferral Contributions and Employer Discretionary Contributions may be counted as Matching Contributions for purposes of a Plan Year if the following requirements are satisfied:

                                    (i) The Employer Discretionary
                  Contributions are fully vested and subject to the distribution requirements of Articles VIII and X;

                                    (ii) Section 401(a)(4) of the Code must be
                  satisfied with regard to all Employer Discretionary Contributions for the Plan Year. In addition, Section 401(a)(4) of the Code must be satisfied with regard to Employer Discretionary Contributions which are not counted as Matching Contributions;

                                    (iii) The Employer Discretionary
                  Contributions are allocated to a Participant's Account as of a date within the Plan Year;

                                    (iv) The nondiscrimination tests described
                  in Section 5.4(a) must be satisfied with regard to all Pay Deferral Contributions for the Plan Year. In addition, the nondiscrimination tests described in Section 5.4(a) must be satisfied with regard to Pay Deferral Contributions which are not counted as Matching Contributions; and

                                    (v) The Pay Deferral Contributions satisfy
                  the requirements of Section 5.4(c).

                           (e) AGGREGATION. Two or more Qualified Plans which are treated as a single plan for purposes of Section 401(a)(4) or
         Section 410(b) of the Code shall be treated as a single plan for purposes of this Section. In addition, any other Qualified Plans (other than an employee stock ownership plan) which are maintained by Employer or a Related Employer may be treated as a single plan for purposes of this Section. Any plans aggregated under this Section must have the same Plan Year.

                           (f) CORRECTIVE ACTIONS. Employer may take one or more of the following actions if necessary to satisfy the nondiscrimination tests described in subsection (a).

                                    (i) Employer may reduce the Matching
                  Contributions that otherwise would be made on behalf of Highly Compensated Employees to the extent it deems necessary to satisfy the nondiscrimination tests. The reduction shall be made using the procedure described in Section 5.6 or Section 5.7, whichever is applicable.

                                    (ii) If the excess Matching Contributions
                  have been made, Employer shall distribute the vested portion of the excess Matching Contributions to Highly Compensated Employees. The amount of the excess contributions to be distributed shall be increased for any investment income or decreased for any investment loss attributable to the excess contributions, regardless of whether the income or loss is realized. The amount of investment income or loss shall be determined up to the end of the Plan Year in which the excess contributions were made (or the date of distribution, if earlier).

                                    The nonvested portion of the excess Matching
                  Contributions shall be forfeited. The forfeited amounts shall be allocated equally to the Accounts of Participants other than Highly Compensated Employees who made Pay Deferral Contributions during the Plan Year in which the excess Matching Contributions were made.

                                    In the case of family members who are
                  treated as one Highly Compensated Employee under subsection
                  (b)(iii), the excess Matching Contributions for the family group shall be allocated among the family members in proportion to the Matching Contributions of each family member that are combined to determine the Matching Contribution Percentage.

                                    (iii) Employer may make Nonelective
                  Employer Contributions to the Plan to the extent necessary to satisfy the nondiscrimination tests.

                           If the corrective action described in paragraphs (ii) or (iii) of this subsection is taken within 2 1/2 months after the end of the Plan Year in which the excess contributions are made, no penalty shall be assessed. If the corrective action is not taken within the 2 1/2-month period, an excise tax equal to 10% of the excess

         Matching Contributions may be imposed on Employer. If corrective action is not taken by the end of the Plan Year following the Plan Year in which the excess contributions are made, the Plan may violate Section 401(a)(4) of the Code.

                           (g) RECORDS. Employer shall maintain records demonstrating compliance with the nondiscrimination tests set forth in this Section.

                  5.6 PROCEDURE FOR REDUCING PAY DEFERRAL OR MATCHING CONTRIBUTIONS TO SATISFY THE NONDISCRIMINATION TESTS -- OLD RULES.

                  For Plan Years beginning before January 1, 1997, any reduction of Pay Deferral Contributions or Matching Contributions on behalf of a Highly Compensated Employee to satisfy the nondiscrimination tests of this Article shall be made using the procedure described in this Section.

                  Any reduction of Pay Deferral Contributions shall be made by reducing the Actual Deferral Percentage of the Highly Compensated Employee or Employees with the highest Actual Deferral Percentage until the first of the following occurs:

                           (a) One of the nondiscrimination tests described in
         Section 5.4 is satisfied; or

                           (b) The Highly Compensated Employee's Actual
         Deferral Percentage is equal to the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage.

This process is repeated until one of the nondiscrimination tests described in
Section 5.4 is satisfied.

                  All members of a family group who are treated as one Highly Compensated Employee under Section 5.4(b)(iii) and Section 5.5(b)(iii) shall be treated as one Highly Compensated Employee for purposes of this Section.

                  Any reduction of Matching Contributions shall be made using the same procedure except that the term "Matching Contribution Percentage" is substituted for "Actual Deferral Percentage" and the nondiscrimination tests of
Section 5.5(a) must be satisfied.

                  5.7 PROCEDURE FOR REDUCING PAY DEFERRAL OR MATCHING CONTRIBUTIONS TO SATISFY THE NONDISCRIMINATION TESTS -- NEW RULES.

                  For Plan Years beginning after December 31, 1996, any reduction of Pay Deferral Contributions or Matching Contributions on behalf of a Highly Compensated Employee to satisfy the nondiscrimination tests of this Article shall be made using the procedure described in this Section.

                  Any reduction of Pay Deferral Contributions shall be made by reducing the Pay Deferral Contributions of the Highly Compensated Employee or Employees with the largest amount of Pay Deferral Contributions until the first of the following occurs:

                           (a) One of the nondiscrimination tests described in
         Section 5.4(a) is satisfied; or

                           (b) The Highly Compensated Employee's Pay Deferral Contributions equal the Pay Deferral Contributions of the Highly Compensated Employee with the next largest amount of Pay Deferral Contributions.

This process is repeated until one of the nondiscrimination tests described in
Section 5.4(a) is satisfied.

                  Any reduction of Matching Contributions shall be made using the same procedure except that the term "Matching Contributions" is substituted for "Pay Deferral Contributions" and the nondiscrimination tests of Section 5.5(a) must be satisfied.

                  5.8 RESTRICTION ON MULTIPLE USE OF ALTERNATIVE NONDISCRIMINATION TEST.

                           (a) PURPOSE OF SECTION. This Section contains rules limiting the multiple use of the alternative test for complying with the nondiscrimination rules applying to Pay Deferral Contributions and Matching Contributions. The alternative test is described in Section 5.4(a)(ii) and Section 5.5(a)(ii).

                           (b) APPLICATION OF SECTION. The limit contained in this Section applies if all of the following conditions are satisfied with regard to a Plan Year:

                                    (i) One or more Highly Compensated
                  Employees of the Employer or a Related Employer are eligible for both Pay Deferral Contributions and Matching Contributions;

                                    (ii) The nondiscrimination test described
                  in Section 5.4(a)(i) is not satisfied;

                                    (iii) The nondiscrimination test described
                  in Section 5.5(a)(i) is not satisfied; and

                                    (iv) The sum of the Actual Deferral
                  Percentage and the Matching Contribution Percentage for eligible Highly Compensated Employees exceeds the "aggregate limit" described in subsection (c).

         All plans which are aggregated for purposes of Sections 5.4 or 5.5 shall be treated as a single plan for purposes of this Section.

                           (c) AGGREGATE LIMIT. The "aggregate limit" shall be calculated as follows:

                                    (i) Calculate the Actual Deferral Percentage
                  described in Section 5.4(b) for Nonhighly Compensated Employees who were eligible to participate in the Plan during the Plan Year.

                                    (ii) Calculate the Matching Contribution
                  Percentage described in Section 5.5(b) for Nonhighly Compensated Employees who were eligible to participate in the Plan during the Plan Year.

                                    (iii) Determine the sum of the following
                           amounts:

                                            (A) Multiply the larger of the
                           percentages in subsection (c)(i) or subsection
                           (c)(ii) by 125%.

                                            (B) Add 2% to the smaller of the
                           percentages in subsection (c)(i) or subsection
                           (c)(ii). However, if the smaller percentage is less than 2%, multiply it by two rather than adding 2%.

                                    (iv) Determine the sum of the following
                           amounts:

                                            (A) Multiply the smaller of the
                           percentages in subsection (c)(i) or subsection
                           (c)(ii) by 125%.

                                            (B) Add 2% to the larger of the
                           percentages in subsection (c)(i) or subsection
                           (c)(ii). However, if the smaller percentage is less than 2%, multiply it by two rather than adding 2%.

                                    (v) The "aggregate limit" is the larger of
                  the amounts calculated in subsections (c)(iii) and (c)(iv).

                           (d) CORRECTIVE ACTION. If the limit in this Section would not otherwise be satisfied, Employer shall reduce the Actual Deferral Percentage and/or Matching Contribution Percentage of the Highly Compensated Employees until the limit is satisfied. The reduction shall be made using the procedure described in Section 5.6 or
         Section 5.7, whichever is applicable.

                  5.9      LIMITS ON ANNUAL ADDITIONS.

                           (a) GENERAL RULE. The amount of Annual Additions which may be allocated to a Participant's Accounts for a Limitation Year shall not exceed the lesser of:

                                    (i) $30,000, as adjusted under Section
                  415(d) of the Code for cost-of-living increases; or

                                    (ii) 25% of the Participant's Compensation
                  during the Limitation Year.

         This limit on Annual Additions is called the "Section 415" limit.

                           (b) MULTIPLE DEFINED CONTRIBUTION PLANS. A
         Participant's Annual Additions under all defined contribution plans maintained by Employer or a Related Employer shall be counted in determining if a Participant's Annual Additions exceed the Section 415 limit. If a Participant participates in more than one defined contribution plan, his Annual Additions in the Plan shall be reduced as necessary to satisfy the Section 415 limit.

                           (c) DEFINED BENEFIT PLAN. For Limitation Years beginning before January 1, 2000, a special combined Section 415 limit applies if a Participant also participates in a defined benefit plan maintained by Employer or a Related Employer. If the special combined
         Section 415 limit would be exceeded, a Participant's benefit accruals in the defined benefit plan shall be restricted as necessary to satisfy the limit.

                           (d) SUSPENSE ACCOUNT. If there is an Excess Amount with regard to a Participant for a Limitation Year as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Pay Deferral Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other facts and circumstances found by the Internal Revenue Service to justify the application of these rules, the Excess Amount shall be held by Trustee in a suspense account. The amount in the suspense account shall be offset against and allocated as part of the Employer contribution for the next Plan Year.

                           Alternatively, the Excess Amount may be corrected by returning to the Participant all or part of the Pay Deferral Contributions made on behalf of the Participant for the Plan Year, plus any investment earnings attributable to the Excess Amount being returned.

                           If there is a suspense account in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants except as provided in this subsection.

                           (e) DEFINITIONS. For purposes of this Section, the following terms shall have the meanings described in this subsection:

                                    (i)     "ANNUAL ADDITIONS" means the sum of
                  the following amounts credited to a Participant's Accounts:

                                            (A)      Employer contributions;

                                            (B)      Employee contributions;

                                            (C)      Forfeitures;

                                            (D) Amounts allocated to an
                           individual medical account under Section 415(l)(2) of the Code, which is part of a pension or annuity plan; and

                                            (E) Amounts attributable to
                           post-retirement medical benefits allocated to the separate account of a key employee, as defined in
                           Section 419A(d)(3) of the Code, under a welfare benefit fund described in Section 419(e) of the Code.

                  Pay Deferral Contributions that exceed the dollar limit of
                  Section 5.3 shall be counted for purposes of determining a Participant's Annual Additions for a Limitation Year even if the Excess Amounts are subsequently distributed to the Participant, unless the Pay Deferral Contributions are distributed to the Participant by the April 15 following the year in which the Pay Deferral Contributions were made. Pay Deferral Contributions which fail to satisfy the nondiscrimination tests of Section 5.4 and Matching Contributions which fail to satisfy the nondiscrimination tests of Section 5.5 shall be counted for purposes of determining a Participant's Annual Additions for a Limitation Year even if the Excess Amounts are subsequently distributed to the Participant.

                                    (ii) "COMPENSATION" means a Participant's
                  wages during a Limitation Year. A Participant's wages shall be determined in the same manner as described in Section 3401(a) of the Code, for purposes of income tax withholding at the source. However, this amount shall be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). For Limitation Years beginning after December 31, 1997, Compensation shall also include Pay Deferral Contributions and pay reduction contributions under Sections 125, 402(h)(1)(B), 403(b) and 457 of the Code.

                                    If an Employee works for both Employer and a
                  Related Employer during a Limitation Year, his Compensation shall include Compensation received from both Employer and the Related Employer.

                                    (iii) "EMPLOYER" means Employer and all
                  Related Employers (as modified by Section 415(h) of the Code).

                                    (iv) "EXCESS AMOUNT" means the excess of the
                  Participant's Annual Additions for the Limitation Year over the amount permitted under this Section.

                                    For purposes of determining the source of a
                  Participant's Excess Amount, the following procedure shall be used:

                                            (A) If the Participant is a Highly
                           Compensated Employee, the Excess Amount shall come from the following sources in the following order:

                                                     (1) If the
                                    nondiscrimination tests regarding pay
                                    deferrals set forth in Section 5.4 would fail before any reduction for compliance with the Section 415 limit, then the pay deferrals shall be considered the Excess Amount.

                                                     (2) If the
                                    nondiscrimination tests regarding Matching
                                    Contributions set forth in Section 5.5 would fail before any reduction for compliance with the Section 415 limit, then the Matching Contributions shall be considered the Excess Amount.

                                                     (3) If an Excess Amount
                                    still remains, the Excess Amount shall come from the contributions made on behalf of the Participant in the following order: Pay Deferral Contributions, Matching
                                    Contributions, then Discretionary
                                    Contributions.

                                            (B) If the Participant is a
                           Nonhighly Compensated Employee, the Excess Amount shall come from the following sources in the following order:

                                                     (1) If the
                                    nondiscrimination tests regarding pay
                                    deferrals would pass before any reduction for compliance with the Section 415 limit, then the Participant's pay deferrals shall be considered the Excess Amount if this would not cause the nondiscrimination tests regarding pay deferrals set forth in Section
                                    5.4 to fail.

                                                     (2) If any Excess Amount
                                    still remains, the Excess Amount shall come from the contributions made on behalf of the Participant in the following order:
                                    Discretionary Contributions, Pay Deferral
                                    Contributions, then Matching Contributions.

                                    (v) "LIMITATION YEAR" for this Plan means
                  the 12-consecutive-month period beginning on September 1 and ending on the following August 31.

                           (f) INCORPORATION BY REFERENCE. To the extent not otherwise described in this Section, the provisions of Section 415 of the Code and any regulations issued with regard to Section 415 of the Code are incorporated in the Plan by reference.

                                   ARTICLE VI

                             PARTICIPANTS' ACCOUNTS
                             ----------------------

                  6.1      ESTABLISHMENT OF ACCOUNTS.

                  Trustee shall establish and maintain, as necessary, the following Accounts for each Participant:

                           (a)      Discretionary Contribution Account.

                           (b)      Pay Deferral Account.

                           (c)      Matching Contribution Account.

                           (d)      Rollover Account.

                           (e)      Nonelective Employer Contribution Account.

                           (f)      Employee Contribution Account.

                  The separate Accounts are only for bookkeeping purposes. The Accounts shall be commingled for investment purposes to the extent described in
Section 6.4.

                  6.2      VESTED PORTION OF ACCOUNTS.

                  The vested portion of each Participant's Accounts shall be determined under Article IX.

                  6.3      ROLLOVERS AND TRANSFERS FROM OTHER QUALIFIED PLANS.

                           (a) ROLLOVERS. A Participant may elect to roll over to Trustee a distribution from a Qualified Plan. An amount may be rolled over under this Section only if the Trustee receives the amount:

                                    (i) As a Direct Rollover from another
                  Qualified Plan;

                                    (ii) Within 60 days after the Participant
                  received the amount as a lump sum distribution (as defined in Section 402(e)(4) of the Code) from a Qualified Plan; or

                                    (iii) Within 60 days after the Participant
                  received the amount from an individual retirement account which contains no assets other than those representing employer contributions to a Qualified Plan and earnings on those assets.

                           The amount rolled over shall be placed in a fully vested Rollover Account on behalf of the Participant. The Rollover Account shall be adjusted along with the Participant's other Accounts under Article VII.

                           (b) TRANSFERS. A direct trustee-to-trustee transfer, other than a Direct Rollover, shall not be permitted under this Section.

                  6.4      INVESTMENT OF ACCOUNTS.

                  A Participant may direct that his Accounts be invested in any combination of the investment funds designated by the Plan Administrator. If a Participant fails to make an investment election, his Accounts shall be invested in an investment fund or funds designated by the Plan Administrator.

                  Any investment direction made by a Participant shall continue in effect until changed by the Participant. A Participant may change his investment direction, within the limits of this Section, by following procedures which are periodically established by the Plan Administrator.

                  The Plan Administrator may periodically change the investment funds made available to Participants. If an investment fund is eliminated and replaced by a different fund with similar investment characteristics, the Plan Administrator may direct the transfer of funds from the eliminated fund to its replacement.

                  The terms and conditions of making and changing investment elections shall also be subject to any requirements imposed by the financial institution or other entity which establishes the investment funds.

                                   ARTICLE VII

                             ADJUSTMENTS TO ACCOUNTS
                             -----------------------

                  7.1      METHOD OF ADJUSTMENT.

                  The investment funds under Section 6.4 shall be valued on each business day. The total value of a Participant's Accounts shall be the sum of the Participant's interest in each of the investment funds, plus the cash value of any insurance contracts on the Participant's life.

                  7.2      CHARGES AGAINST ACCOUNTS.

                  Any distributions or withdrawals made from the investment funds shall be charged to the proper Accounts.

                  7.3      ADDITIONS TO ACCOUNTS.

                  Amounts contributed to or on behalf of a Participant shall be credited to the appropriate Accounts of a Participant as soon as administratively feasible.

                  7.4      ALLOCATION OF LOAN INTEREST.

                  A Participant who has an outstanding loan from his Accounts in the Plan, as provided in Article XI, shall have the interest income from the loan (less any loan expenses) allocated to his Accounts.

                  7.5      ALLOCATION OF FORFEITURES.

                  After a Participant terminates employment with Employer, the Plan Administrator shall determine the Participant's vested benefits in his Accounts under Section 9.1. The nonvested portion of his Accounts shall be forfeited as of the following date:

                           (a) If the Participant receives a distribution of his entire vested benefits during a Plan Year, as of the last day of that Plan Year; or

                           (b) If the Participant incurs a Period of Severance of at least five years before receiving a distribution of his entire vested benefits, as of the last day of the Plan Year during which the Period of Severance is at least five years.

If a Participant does not have vested benefits in any portion of his Accounts, he shall be deemed to have received a distribution of his vested benefits during the Plan Year in which he terminates employment.

                  Subject to Section 7.6, Forfeitures from a Participant's Discretionary Contribution Account shall be allocated to the Discretionary Contribution Accounts of those remaining

Participants who are eligible to share in the Employer Discretionary Contribution under Section 4.2 for the Plan Year in which the Forfeitures occur. Forfeitures shall be allocated as part of the Employer Discretionary Contributions under Section 4.2. If separate Discretionary Contributions are made for different groups of Participants, the Forfeiture from the respective groups shall be allocated as part of the Discretionary Contribution for that group.

                  Subject to Section 7.6, Forfeitures from a Participant's Matching Contribution Account shall be used to reduce the Matching Contribution otherwise required to be made for that Plan Year under Section 4.4.

                  7.6      RESTORATION OF FORFEITURES UPON REEMPLOYMENT.

                           (a) CONDITIONS FOR RESTORATION. If a Participant terminates employment with Employer, forfeits the nonvested amount in his Accounts and is reemployed by Employer before incurring a Period of Severance of at least five years, the amount forfeited shall be restored to the Participant's Accounts in the Plan Year in which the Participant repays the amount distributed from his Discretionary and Matching Contribution Accounts. The amount distributed may be repaid in installments. However, to qualify for a restoration of a Forfeiture under this Section, the full amount must be repaid before the earlier of the following dates:

                                    (i) The fifth anniversary of the
                  Participant's date of reemployment; or

                                    (ii) The last day of the Plan Year in which
                  the Participant incurs a Period of Severance of at least five years.

                           (b) SOURCE OF RESTORATION. The restoration shall be provided out of the following sources, to the extent necessary and in the following order:

                                    (i)     From Forfeitures occurring during
                  the Plan Year, before allocation under Section 7.5;

                                    (ii)    From the Employer Discretionary
                  Contribution for the Plan Year, before allocation under
                  Section 4.2; and

                                    (iii)   From an Employer contribution made
                  solely for the reemployed Participant.

                  7.7      ADJUSTMENT FOR ERRORS.

                  The Plan Administrator may direct Trustee to correct any error by making adjustments to Participants' Accounts. Employer may make an additional or alternative contribution where appropriate to correct an error. Any contribution made under this Section shall be allocated and shall vest in a manner which corrects the error.

                                  ARTICLE VIII

                            DISTRIBUTION OF BENEFITS
                            ------------------------

                  8.1      TIME OF DISTRIBUTION.

                           (a) GENERAL RULE. A Participant may request payment of benefits at any time after his Total Disability or termination of employment with Employer and all Related Employers. The Participant's Beneficiary may request payment of benefits at any time after the Participant's death. Payment shall be made as soon as administratively feasible after the distribution is requested.

                           Notwithstanding any other provision, if a Participant is reemployed by Employer or a Related Employer before a distribution of benefits is made, no distribution of benefits shall be made under this Section until the Participant again terminates employment with Employer and all Related Employers.

                           (b) SIXTY-DAY RULE. Unless the Participant elects otherwise, payment of benefits must begin within 60 days after the close of the Plan Year in which the latest of the following occurs:

                                    (i) The Participant attains age 65;

                                    (ii) The Participant terminates his
                  service with Employer; or

                                    (iii) The tenth anniversary of the date the
                  Participant began participation in the Plan.

                           No distribution is required under this subsection if a Participant who is eligible for a distribution fails to request a distribution. The Participant shall be considered to have elected a deferred distribution.

                           (c) AGE 70 1/2 DISTRIBUTION RULE. As a general rule, the distribution of benefits to a Participant shall begin by the April 1 following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant terminates employment with Employer. However, the following exceptions apply:

                                    (i) If a Participant is a Five-Percent
                  Owner, the distribution shall begin no later than the April 1 following the calendar year in which the Participant attains age 70 1/2.

                                    (ii) This subsection shall not apply to a
                  Participant who made a valid election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 which is inconsistent with the general rule.

                           A Participant who is receiving required minimum distributions under Section 401(a)(9) of the Code as of January 1, 1997 but who would not be required to receive such distributions under the provisions of this subsection may suspend required minimum distributions until such distributions are required under the terms of this subsection or may elect to continue such distributions.

                           A distribution under this provision shall satisfy the requirements of Section 8.4(c).

                           (d) EXCISE TAX ON EARLY DISTRIBUTIONS. If a distribution from the Plan occurs before the Participant attains age 59 1/2, an excise tax equal to 10% of the amount of the distribution may be imposed on the recipient unless one of the following exceptions applies:

                                    (i) The distribution is rolled over to an
                  individual retirement account or other Qualified Plan within 60 days after receipt;

                                    (ii) The distribution is made as a result of
                  the Participant's termination of employment with Employer after the Participant attains age 55;

                                    (iii) The distribution is made as a result
                  of the Participant's death;

                                    (iv) The distribution is made as a result of
                  the Participant's disability within the meaning of Section 72(m)(7) of the Code;

                                    (v) The distribution consists of excess pay
                  deferrals under Section 5.3;

                                    (vi) The distribution is used to pay
                  deductible medical expenses (medical expenses exceeding 7 1/2% of adjusted gross income);

                                    (vii) The distribution is made under a
                  Qualified Domestic Relations Order;

                                    (viii) The distribution is part of
                  substantially equal payments over the Participant's life expectancy or the joint life expectancy of the Participant and his Spouse; or

                                    (ix) The distribution consists of Employee
                  Contributions.

                  8.2      AMOUNT OF DISTRIBUTION.

                  The amount distributed to a Participant shall be determined by multiplying:

                           (a) His vested percentage in his Accounts (determined separately for each Account under Section 9.1) as of the date he terminated employment with Employer; by

                           (b) The amount realized by the Plan as a result of the sale of the Participant's interest in the investment funds. However, if a Participant elects under Section 8.3 to receive a distribution "in kind," the value of the stock to be distributed in kind (determined as of the date the Participant's interest in the other investment funds are sold) shall be taken into account in determining the amount distributed to the Participant.

                  The amount of distribution shall also include any vested contributions made by or on behalf of the Participant subsequent to the sale of the Participant's interest in the investment funds.

                  The nonvested portion of a Participant's Accounts shall be forfeited as described in Section 7.5.

                  8.3      FORM OF DISTRIBUTION.

                  The distribution of benefits to a Participant shall be made by check or in other immediately available funds, subject to the following:

                           (a) If the Participant receives an Eligible Rollover Distribution, the Participant may elect a Direct Rollover to an Eligible Retirement Plan under Section 8.8.

                           (b) If any portion of the Participant's Pay Deferral Account has been invested in common stock (or American Depositary Shares) of Amway Asia Pacific, Ltd. or Amway Japan Limited, the Participant may elect to receive a distribution in kind of such stock.

                  8.4 METHOD OF DISTRIBUTION IN THE EVENT OF TERMINATION OTHER THAN DEATH.

                  This Section shall apply if a Participant terminates employment for a reason other than death.

                           (a) OPTIONAL METHODS OF PAYMENT. A Participant may elect one of the optional forms of payment:

                                    (i)     A single lump sum payment;

                                    (ii)    Installments over a period not
                           exceeding either:

                                            (A) 15 years; or

                                            (B) The Participant's life
                           expectancy or the joint life expectancy of the Participant and his Beneficiary;

                                    (iii)   Single life annuity immediately
                  payable over the life of the Participant;

                                    (iv)    Joint and survivor annuity
                  immediately payable over the lives of the Participant and his Spouse or other Beneficiary; or

                                    (v)     A combination of paragraphs (i),
         (ii), (iii) or (iv).

If a Participant elects either a single life annuity or a joint and survivor annuity, the Participant shall select the insurance company from which the annuity is purchased.

                           (b) JOINT AND SURVIVOR ANNUITY. This subsection shall apply to a Participant, including a Participant who terminated employment prior to August 23, 1984, who has a Spouse on the Annuity Starting Date and elects to receive all or part of his benefits in the form of an annuity. It does NOT apply if the Participant does not have a Spouse on his Annuity Starting Date. It also does not apply if the Participant elects a lump sum distribution or a distribution in installments. If this subsection applies, the vested amount in the Participant's Accounts shall be used to purchase a joint and survivor annuity as described below unless a joint and survivor annuity is waived as described in paragraph (iii).

                                    (i) DEFINITION OF JOINT AND SURVIVOR
                  ANNUITY. A joint and survivor annuity is an immediate annuity for the life of the Participant, with a survivor annuity for the life of the Spouse which is not less than 50% nor more than 100% of the amount of the annuity payable during the joint lives of the Participant and the Spouse.

                                    (ii) NOTICE REQUIREMENTS. No less than 30
                  days and no more than 90 days before the Annuity Starting Date, the Plan Administrator shall provide each married Participant with a written explanation of:

                                            (A) The terms and conditions of
                           a joint and survivor annuity;

                                            (B) The Participant's right to
                           make, and the effect of, an election to waive the joint and survivor annuity form of benefit;

                                            (C) The rights of a Participant's
                           Spouse; and

                                            (D) The right to make, and the
                           effect of, a revocation of a previous election to waive the joint and survivor annuity.

                  However, the Participant (with his Spouse's written consent) may elect to begin receiving benefits at any time more than seven days (but less than 30 days) after being provided the written notice.

                                    (iii) WAIVER OF JOINT AND SURVIVOR ANNUITY.
                  Within the 90-day period ending on the Annuity Starting Date, the Participant may waive the receipt of benefits in the form of a joint and survivor annuity and elect one of the optional forms of payment described in subsection (a). The waiver must be in writing and must be consented to in writing by the Spouse of the Participant. The Spouse's consent must also acknowledge the effect of the waiver and must be witnessed by a Plan representative or by a notary public. However, if the Participant establishes to the satisfaction of the Plan Administrator that written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent of the Spouse shall not be required to waive the joint and survivor annuity. Any consent required by this provision shall be valid only with respect to the Spouse who signs the consent.

                                    Any spousal consent under this subsection
                  may be specific as to the alternative form of benefit payment that may be elected by the Participant or may authorize the Participant to designate an alternative form of benefit without any further spousal consent. The spousal consent may also be specific as to the nonspouse Beneficiary (including any class of Beneficiaries or secondary Beneficiaries) who shall receive a benefit after the Participant's death or may authorize the Participant to designate a nonspouse Beneficiary (including any class of Beneficiaries or secondary Beneficiaries) without any further spousal consent. If the spousal consent is specific as to the alternative form of benefit payment or Beneficiary, any change in the form of benefit payment or Beneficiary shall require a new spousal consent.

                                    (iv) REVOCATION OF WAIVER. A Participant may
                  revoke a waiver of the joint and survivor annuity without the consent of the Spouse at any time before the commencement of benefits. The number of waivers and revocations of waivers shall not be limited.

                           (c)      MINIMUM DISTRIBUTION REQUIREMENT.
         Notwithstanding any other provisions, the distribution under this Section shall satisfy the minimum distribution requirements of Section 401(a)(9) of the Code, including the incidental death benefit requirement of Section 401(a)(9)(G). The distribution shall comply with the requirements under Treas. Reg. Section 1.401(a)(9)-2.

                           A Participant who is required to receive a distribution under Section 8.1(c) shall have the following choices:

                                    (i) Receive an annual distribution in an
                  amount equal to the amount credited to the Participant's Accounts as of the prior December 31; or

                                    (ii) Receive the minimum annual distribution
                  permitted under Section 401(a)(9) of the Code (notwithstanding the 15-year limit in Section 8.4(a)(ii)(A)). The Participant may elect whether to recalculate the life expectancies of the Participant and/or the Participant's Spouse under Section 401(a)(9)(D) of the Code. Any such election shall be made before the first distribution required under Section 401(a)(9) of the Code and shall be irrevocable. If no election is made, the Participant's life expectancy (but not the Spouse's life expectancy) shall be recalculated each year for purposes of determining the minimum annual distribution.

                           The Participant shall make his choice before he receives the first distribution required under Section 401(a)(9) of the Code. The Participant shall not be permitted to change his election after the first required distribution is made.

                  8.5      METHOD OF DISTRIBUTION IN THE EVENT OF DEATH.

                  This Section shall apply if a Participant dies before the vested amount in his Accounts is completely distributed.

                           (a) DEATH AFTER COMMENCEMENT OF BENEFITS. If the Participant begins receiving a distribution of benefits from the Plan prior to his death and the Participant dies after the required beginning date described in Section 8.1(c), the remaining amount in his Accounts shall be distributed to his Beneficiary under the method of distribution elected by the Participant unless the Beneficiary elects a more rapid form of distribution from the optional methods of payment set forth in Section 8.4.

                           If the Participant begins receiving a distribution of benefits from the Plan before his death and the Participant dies before the required beginning date described in Section 8.1(c), the remaining amount in his Accounts shall be distributed to his Beneficiary under the five-year rule described in subsection (b).

                           (b) DEATH BEFORE COMMENCEMENT OF BENEFITS. If the Participant dies before receiving any distribution of benefits from the Plan, the amount in his Accounts shall be distributed to his Beneficiary. The distribution shall be in the form elected by the Participant in writing before his death. If no written election was made, the form of distribution shall be elected by the Beneficiary in writing from the optional methods of payment described in Section 8.4. The distribution shall be completed within five years after the death of the Participant unless one of the following two exceptions to the five-year rule applies:

                                    (i) The distributions are made in
                  substantially equal installments over a period not exceeding the life expectancy of the Beneficiary, and distributions begin within one year after the Participant's death.

                                    (ii) If the Beneficiary is the Participant's
                  Spouse, the distributions begin no later than the date on which the Participant would have attained age 70 1/2 and are made over a period not exceeding the life expectancy of the Spouse. If the Spouse dies before the distribution begins, distributions shall be made as if the Spouse were the Participant.

         If the Beneficiary elects to receive a distribution under one of the two exceptions to the five-year rule, the Beneficiary must make the election no later than the earlier of: December 31 of the calendar year in which distributions would be required to begin under the two exceptions to the five-year rule, or December 31 of the calendar year which contains the fifth anniversary of the date of the death of the Participant.

                           (c) DESIGNATION OF BENEFICIARY. If the Participant is married at the time of his death, the Beneficiary of any death benefits shall be the Participant's Spouse, despite any designation to the contrary, unless the Spouse has consented to a different or additional Beneficiary. The Spouse's consent shall be in writing and shall be witnessed by a Plan representative or by a notary public.

                           If the Participant is not married, the Participant may in writing designate any person or persons as Beneficiary on a form provided by the Plan Administrator. If the Participant is married but the Participant's Spouse has consented to a different or additional Beneficiary, the Participant may in writing designate that person as a Beneficiary. Subject to these rules, the Participant may change the Beneficiary desig nation at any time by completing a new form and filing it with the Plan Administrator.

                           The Plan Administrator shall determine the rights of any trustee designated as a Beneficiary without responsibility for determining the validity, existence or provisions of that trust, and shall not have responsibility for the application of sums paid to that trustee or for the discharge of the trust.

                           If the Participant designates more than one
         Beneficiary and a Beneficiary dies before benefit payments are completed, the heirs or estate of the deceased Beneficiary shall not receive any benefits from the Plan. Instead, the share payable to the deceased Beneficiary shall be paid to the Beneficiaries who are still living. Payment shall be made in proportion to the shares otherwise payable to the living Beneficiaries.

                           If the Participant fails to designate a Beneficiary or if no Beneficiary survives the Participant, distribution shall be made in equal shares to the members of the first of the classes listed below having a living member on the date the distribution is payable. The classes, in order of priority, are as follows:

                                    (i)  The Participant's Spouse;

                                    (ii) The Participant's children or their
                  then-living issue, by right of representation; and

                                    (iii) The legal heirs of the Participant
                  under the laws of the Participant's state of residence on the date of the Participant's death.

                           The facts as shown by the records of the Plan Administrator at the time of death shall be conclusive as to the identity of the proper payee, and the records of Trustee shall be conclusive as to the amount properly payable. The distribution made in accordance with such state of facts shall constitute a complete discharge of all obligations under the provisions of the Plan.

                  8.6      CASH-OUT OF SMALL BENEFITS.

                  Notwithstanding any other provision of the Plan, if a Participant or his Beneficiary is eligible to request a distribution under
Section 8.1 and the vested amount in the Participant's Accounts does not exceed $3,500 (and did not exceed $3,500 as of the time of any prior distribution), the Plan Administrator shall distribute the vested amount to the Participant or his Beneficiary in a single lump sum payment.

                  The distribution shall be made as soon as administratively feasible after the Participant's termination of employment or death.

                  8.7 DISTRIBUTIONS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER.

                  Benefits payable to an alternate payee under a Qualified Domestic Relations Order shall be paid in accordance with the terms of the order. However, the order may not require a distribution which is impermissible under the terms of the Plan and applicable law.

                  The order must be entered by the court and recognized by the Plan Administrator as a Qualified Domestic Relations Order before the Plan Administrator may implement the order. As soon as administratively feasible after the order is entered by the court and recognized by the Plan Administrator as a Qualified Domestic Relations Order, the Plan Administrator shall take action with respect to the terms of the order.

                  If the Qualified Domestic Relations Order provides for a lump sum distribution of the alternate payee's benefits as soon as administratively feasible, the Plan Administrator shall distribute benefits in accordance with the terms of the order. Alternatively, if the alternate payee's benefits are not immediately distributed in a lump sum, the Plan Administrator shall establish an Account for the alternate payee and allocate a portion of the Participant's Accounts to the alternate payee's Account pursuant to the terms of the Qualified Domestic Relations Order. The alternate payee's Account shall be invested, and the alternate payee shall have the same investment rights as the Participant in accordance with Article VI.

                  The alternate payee's benefits shall be distributed only from the Participant's vested benefits in his Accounts. The amount distributed to the alternate payee shall not exceed the Participant's vested benefits in his Accounts.

                  If a lump sum distribution is made to an alternate payee under this Section at a time when the Participant is not fully vested and his vested percentage may increase, the following accounting rule shall apply: A separate account or accounting record shall be established and maintained for each of the Participant's Accounts that is not fully vested as of the time of the distribution to the alternate payee. The Participant's vested benefits in each separate account or accounting record shall be the amount designated as "V" in, and determined by, the formula: V = P(AB + D) - D, where P is the Participant's vested percentage; AB is the account balance after allocations and revaluation, as of the most recent Valuation Date; and D is the amount of the distribution made to the alternate payee under this Section.

                  8.8      ELIGIBLE ROLLOVER DISTRIBUTIONS.

                  If a Distributee receives an Eligible Rollover Distribution from the Plan, the following rules supersede any other provisions in this Article.

                           (a) NOTICE REQUIREMENT. No less than 30 days and no more than 90 days before a distribution, the Plan Administrator shall provide the Distributee with a written explanation of:

                                    (i)   The rules under which the
                  distribution may be paid in a Direct Rollover to an Eligible Retirement Plan;

                                    (ii)  The rules that require income tax
                  withholding if the distribution is not paid in a Direct Rollover;

                                    (iii) The rules under which the
                  Distributee may roll over the distribution within 60 days of receipt; and

                                    (iv)    Any other applicable tax rules.
         However, the Distributee may elect to begin receiving benefits within 30 days after being provided the written notice, provided the Distributee is given at least 30 days after receipt of the written notice to consider whether or not to receive a Direct Rollover and the Distributee is clearly informed of this right.

                           (b) DIRECT ROLLOVER. The Distributee may elect a Direct Rollover of the distribution to an Eligible Retirement Plan. However, the Distributee's right to elect a Direct Rollover is subject to the following:

                                    (i) A Direct Rollover shall not be
                  permitted if the amount of the distribution is less than $200;

                                    (ii) A Distributee may elect a Direct
                  Rollover of a portion of the distribution and elect to receive the remaining amount, provided the amount of the Direct Rollover is at least $500;

                                    (iii) A Distributee's election to make or
                  not make a Direct Rollover with respect to one payment in a series of payments applies to all subsequent payments. However, the Distributee may change his election at any time;

                                    (iv) A Distributee may not elect a Direct
                  Rollover to more than one Eligible Retirement Plan; and

                                    (v) The Distributee shall supply the Plan
                  Administrator with any information the Plan Administrator reasonably requests in connection with the Direct Rollover.

                           (C) INCOME TAX WITHHOLDING. Mandatory income tax withholding shall apply to the portion of the Eligible Rollover Distribution for which the Distributee does not elect a Direct Rollover.

                  8.9      ELECTION OF BENEFITS.

                  Except as otherwise provided in the Plan, the election of the method of distribution of benefits shall be made in writing by the Participant, if living, or by his Beneficiary if the Participant is deceased. The election may be revoked or changed, but may not be changed without the consent of the Plan Administrator after the first distribution payment is made.

                                   ARTICLE IX

                                     VESTING

                  9.1      VESTED PERCENTAGE.

                  All amounts in a Participant's Accounts other than the Discretionary and Matching Contribution Accounts are fully vested and nonforfeitable. Amounts in the Participant's Discretionary and Matching Contribution Accounts shall be fully vested and nonforfeitable if the Participant is employed by Employer as of the date of his Total Disability, death or attainment of Normal Retirement Age.

                  If a Participant terminates employment before Normal Retirement Age for a reason other than Total Disability or death, the vested percentage of a Participant in his Discretionary and Matching Contribution Accounts shall be based upon his Years of Vested Service and the following vesting schedule:

                        YEARS OF VESTED SERVICE                          VESTED PERCENTAGE
                        -----------------------                          -----------------
                              Less than 3                                         0%
                                   3                                             20%
                                   4                                             60%
                               5 or more                                        100%

                  Notwithstanding any other provision of this Section, the following special rules apply:

                           (a) If a Participant terminated employment with Employer before January 1, 1997, his vested percentage shall be determined under the provisions of the Plan or the Merged Plan in which he was a participant that were in effect at the time he terminated employment.

                           (b) If any Matching Contributions are used to satisfy the nondiscrimination tests described in Section 5.4, those amounts shall be placed in a separate, fully vested Matching Contribution Account.

                           (c) If the Participant formerly participated in the Nutrilite Plan, the Participant's discretionary contribution account and matching contribution account under the Nutrilite Plan as of December 31, 1996 shall be maintained as separate accounts under the Plan until the Participant is fully vested in his Discretionary Contribution Account and Matching Contribution Account under this Section, at which time the respective separate accounts shall be merged into the Participant's Matching Contribution Account and Discretionary Contribution Account. Before this merger of accounts occurs, the Participant's vested percentage in these separate accounts shall be determined as follows:

                                    (i) The Participant shall be 100% vested in
                  his Nutrilite Plan matching contribution account, including any subsequent investment earnings relating to that account.


                                    (ii) The Participant's vested percentage
                  in his Nutrilite discretionary contribution account, including any subsequent investment earnings relating to that account, shall be determined under the terms of the Nutrilite Plan in effect as of December 31, 1996.

                           The Participant shall have a separate Matching Contribution Account and Discretionary Contribution Account for contributions made after December 31, 1996. These new accounts shall vest according to the vesting schedule in this Section.

                  9.2      YEARS OF VESTED SERVICE.

                  A Year of Vested Service is a 12-month period of employment with Employer. A Participant shall be credited with Years of Vested Service based on the time between the date of the Participant's first Hour of Service for Employer or a Related Employer and the Participant's Severance from Service, subject to the following:

                           (a) If a Participant has a Severance from Service and is rehired before incurring a Period of Severance of at least 12 months, the period in which the Participant is not employed shall be included in his Years of Vested Service.

                           (b) Service with Employer in a job classification which is not eligible for participation in the Plan and service with a Related Employer (while related) shall be included in determining a Participant's period of employment under this Section.

                           (c) All periods of less than a 12-month period shall be aggregated at the rate of 1/12 of a year for each full period of 30 days.

                  Notwithstanding any other provision, the Years of Vested Service of a former participant in the Nutrilite Plan shall not be less than his years of vested service under the terms of the Nutrilite Plan as of December 31, 1996.

                  9.3      VESTED SERVICE AFTER REEMPLOYMENT.

                  If a Participant terminates employment and is subsequently reemployed, his prior Years of Vested Service shall be counted after his reemployment only in the following situations:

                           (a) If the Participant was vested in any portion of his Discretionary and Matching Contribution Accounts before the Period of Severance; or

                           (b) If the Participant's Period of Severance is less than five years.

These prior Years of Vested Service shall be taken into account after the Participant has completed one Year of Vested Service after being reemployed. However, if an amount is forfeited under Section 7.5 and not restored under
Section 7.6, the amount of the Forfeiture shall not change even if the Participant subsequently earns additional Years of Vested Service.

                  9.4      ACCOUNTING AFTER REEMPLOYMENT.

                  A reemployed Participant shall have two subaccounts for his Discretionary and Matching Contribution Accounts if the Participant:

                           (a) Left the vested portion of his Discretionary and Matching Contribution Accounts in the Plan after terminating employment; and

                           (b) Incurred a Period of Severance of at least five years before becoming reemployed by Employer.

One subaccount shall be the Participant's pre-termination Account balance, which shall be 100% vested. The other subaccount shall include post-reemployment additions to the Participant's Discretionary and Matching Contribution Accounts.

                  Years of Vested Service earned by the Participant after reemployment, plus any Years of Vested Service earned before reemployment and retained under Section 9.3, shall be used to determine the vested portion of the Participant's post-reemployment subaccount. When the Participant's post-reemployment subaccount becomes 100% vested, the two subaccounts shall be merged.

                  Each other reemployed Participant shall have one Discretionary Contribution Account and one Matching Contribution Account. Each Account shall contain any repayment and restoration of pre-termination amounts, as required by
Section 7.6, plus all post-reemployment additions. Years of Vested Service earned by the Participant after reemployment, plus any Years of Vested Service earned before reemployment and retained under Section 9.3, shall be used to determine the vested portion of the Participant's Account.

                  9.5      AMENDMENTS TO VESTING SCHEDULE.

                  No amendment to the Plan shall have the effect of decreasing a Participant's vested benefits determined as of the later of the date the amendment is adopted or the date it becomes effective.

                  If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, each Participant with at least three Years of Vested Service may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to the amendment or change.

                  The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                           (a) 60 days after the amendment is adopted;

                           (b) 60 days after the amendment becomes effective; or

                           (c) 60 days after the Participant receives written notice of the amendment.

                                    ARTICLE X

                          WITHDRAWALS DURING EMPLOYMENT
                          -----------------------------

                  10.1     WITHDRAWALS GENERALLY.

                  Except as provided in this Article, no withdrawals shall be permitted from the Plan while the Participant is actively employed by Employer.

                  10.2     WITHDRAWALS AFTER AGE 59 1/2.

                  A Participant who is at least age 59 1/2 may make a withdrawal one time per Plan Year from his Pay Deferral Account. The minimum withdrawal under this Section is $1,000 or the total amount in his Pay Deferral Account, whichever is less. The amount withdrawn may be subject to the rules regarding Eligible Rollover Distributions described in Section 8.8.

                  10.3     HARDSHIP WITHDRAWALS.

                           (a) GENERAL RULE. A Participant may make a withdrawal from his Pay Deferral Account if he has a financial hardship. For purposes of this Section, a Participant has a "financial hardship" if both of the following requirements are satisfied:

                                    (i)     The Participant has an immediate
                  and heavy financial need; and

                                    (ii)    The distribution is necessary to
                  satisfy the financial need.

                           A Participant who requests a hardship withdrawal must provide the Plan Administrator with sufficient information for the Plan Administrator to determine whether the request meets the hardship withdrawal requirements of Section 401(k) of the Code. The Plan Administrator shall make its determination in a uniform manner with regard to similarly situated Participants. The Plan Administrator's determination shall be based upon subsections (b), (c) and (d) and applicable law.

                           (b) DEEMED IMMEDIATE AND HEAVY FINANCIAL NEED. A Participant shall be considered to have an immediate and heavy financial need if the financial need is for one or more of the following reasons:

                                    (i) Uninsured medical expenses previously
                  incurred by the Participant, the Participant's Spouse or dependents or expenses necessary for these persons to obtain medical care;

                                    (ii) Costs directly related to the purchase
                  of the Participant's principal residence (excluding mortgage payments);

                                    (iii) Payment of tuition, related
                  educational fees, and room-and-board expenses for the next 12 months of post-secondary education for the Participant or the Participant's Spouse, children or dependents;

                                    (iv) Payments necessary to prevent the
                  eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                                    (v) Any other reason that is deemed to be an
                  immediate and heavy financial need of the Participant under regulations and rulings of the Internal Revenue Service (i.e., "safe harbor" events).

                           (c) NECESSARY TO SATISFY THE FINANCIAL NEED. A distribution shall be necessary to satisfy the financial need only if all the following requirements are satisfied:

                                    (i) The distribution is not in excess of the
                  amount of the Participant's immediate and heavy financial need. The amount of an immediate and heavy financial need may include any amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

                                    (ii) The Participant has obtained all
                  distributions (other than hardship withdrawals) and all nontaxable loans currently available from the Plan or any other Qualified Plan maintained by Employer;

                                    (iii) Pay Deferral Contributions on behalf
                  of the Participant under all qualified and nonqualified plans of deferred compensation maintained by Employer are suspended for at least 12 months after the receipt of the hardship withdrawal. Pay Deferral Contributions may resume at any time after the 12-month suspension; and

                                    (iv) The Participant's dollar limit on Pay
                  Deferral Contributions under Section 5.3 for the calendar year after the calendar year of the hardship withdrawal is reduced by the amount of the Participant's Pay Deferral Contributions during the calendar year of the hardship withdrawal.

                           (d) AMOUNT OF WITHDRAWAL. In addition to the limit on the amount which may be withdrawn described in subsection (c)(i) above, the limits in this subsection shall apply.

                           First, the amount to be withdrawn may not exceed the amount of the Pay Deferral Contributions in the Participant's
         Pay Deferral Account. Earnings relating to Pay Deferral Contributions may not be withdrawn. In addition, Employer Discretionary and Matching Contributions which are treated as Pay Deferral Contributions for purposes of Section 5.4 may not be withdrawn.

                           Second, effective as of February 1, 1997, the minimum withdrawal under this Section is the lesser of $500 or the amount of Pay Deferral Contributions credited to the Participant's Pay Deferral Account.

                  Any amount withdrawn under this Section may be subject to the excise tax on early distributions described in Section 8.1 and the rules applying to Eligible Rollover Distributions described in Section 8.8.

                  10.4     WITHDRAWALS FROM EMPLOYEE CONTRIBUTION ACCOUNT.

                  A Participant may make a withdrawal from his Employee Contribution Account by making a written request to the Plan Administrator at least 30 days before the proposed withdrawal date. Any withdrawal of Employee Contributions which were made before January 1, 1987, shall constitute a withdrawal of contributions first and a withdrawal of earnings and gains on contributions only after all contributions have been withdrawn. Any withdrawal of Employee Contributions which were made after December 31, 1986, shall constitute pro rata portions of contributions and earnings and gains on contributions.

                  The portion of any withdrawal which constitutes earnings and gains on contributions may be subject to the excise tax on early distributions described in Section 8.1 and the rules applying to Eligible Rollover Distributions described in Section 8.8.

                                   ARTICLE XI

                              LOANS TO PARTICIPANTS
                              ---------------------

                  11.1     LOANS GENERALLY.

                  A Participant may borrow from his Pay Deferral Account as provided in this Article. However, a Participant may borrow from his Pay Deferral Account only if:

                           (a) The Participant is actively employed by Employer as of the date of the loan; or

                           (b) The Participant is a party in interest (as defined in Section 3(14) of ERISA) with respect to the Plan as of the date of the loan.

                  Loans shall be made available to all Participants on a reasonably equivalent basis. However, the Plan Administrator shall have discretion to determine whether a loan should be made to a Participant and the amount of the loan. The standards used by the Plan Administrator shall be applied uniformly without discrimination to all Participants requesting loans, but the Plan Administrator may take into account a Participant's credit rating, financial need and ability to repay the loan.

                  11.2     NUMBER OF LOANS.

                  The Participant may only have one loan outstanding at any time. However, a Participant may have two loans outstanding if the second loan is made at the time the Participant has an immediate and heavy financial need for one of the reasons described in Section 10.3(b).

                  A new loan may not be made until 30 days after a prior loan is repaid.

                  11.3     AMOUNT OF LOAN.

                  The minimum loan shall be $1,000. The maximum shall be the smaller of the following amounts:

                           (a) 50% of the vested amount in the Participant's Pay Deferral Account; or

                           (b) $50,000 reduced by the largest loan balance outstanding in the preceding 12 months.

Further, the amount that may be borrowed from the Plan shall be reduced by the outstanding balance of any loan from the Plan or from another Qualified Plan maintained by Employer or a Related Employer.

                  11.4     INTEREST ON LOAN.

                  The loan must bear a reasonable interest rate, as periodically determined by the Plan Administrator. The interest rate shall not change during the term of the loan.

                  Interest shall not be deductible if the loan is to a Key Employee (as defined in Section 12.2(b)) or if the loan is secured by the balance of the Participant's Pay Deferral Account.

                  11.5     TERM OF LOAN.

                  Each loan shall be for a term of at least one year. The loan, by its terms, must be repaid within five years

                  11.6     SECURITY FOR LOAN.

                  Each loan shall be adequately secured. The security shall consist of the balance of the Participant's Accounts. Employer shall also require repayment by payroll deduction as security for the loan.

                  Each loan payment by a Participant shall be made when it is due. However, the Plan Administrator shall provide a "grace period" for a delinquent loan payment by a Participant. The grace period shall end on the last day of the calendar quarter following the calendar quarter in which the delinquent loan payment should have been made. For example, if the loan payment should have been made on August 25, 1997, the grace period would end on December 31, 1997.

                  If the delinquent payment is not made before the end of the grace period or the Participant breaches any of the other terms and conditions of the loan, the Plan Administrator shall treat the entire outstanding balance of the loan as a "deemed distribution" from the Plan and IRS Form 1099-R (or any other form required by the IRS) shall be issued to the Participant.

                  A "deemed distribution" is treated as a distribution to the Participant only for certain tax purposes and is not an actual distribution from the Participant's Accounts. The loan continues to be outstanding. The Participant's Accounts shall not be offset for the deemed distribution until an event occurs when the Participant could otherwise receive a distribution of benefits from the Plan.

                  If a loan is unpaid at the time of distribution of benefits, Trustee shall apply from the Participant's Accounts the amount required to make full payment of the loan. The remaining balance of the Participant's Accounts shall be distributed to the Participant or his Beneficiary as provided in
Article VIII.

                  11.7     REPAYMENT OF LOAN.

                  Each loan shall be amortized in level payments, not less frequently than quarterly. Each loan shall be repaid by payroll deduction. The Participant shall sign all appropriate documents to authorize the payroll deduction. Prepayment of the entire balance by check or money order is permitted.

                  If a Participant with a loan takes a leave of absence, the Participant may make loan payments by check or money order, repay the outstanding balance in full, or apply to convert the loan into a withdrawal under Section 11.9. Alternatively, if the Participant is on an unpaid leave of absence, the Participant may suspend repayment for up to one year or the term of the leave of absence, whichever is less. The term of the loan may be extended by the length of time that payments are suspended, provided that the extended term of a loan does not exceed five years.

                  If a Participant terminates employment for any reason, the outstanding loan principal and interest shall be paid by the Participant within 60 days after the Participant's termination of employment.

                  If a loan is not paid in full at the time of distribution of benefits, Trustee shall first apply from the assets of the Participant's Accounts which would otherwise be distributed to the Participant or his Beneficiary the amount required to make full payment of the loan.

                  11.8     ACCOUNTING FOR LOANS.

                  A Participant's Accounts are considered segregated for investment purposes to the extent of the outstanding principal amount of a loan. Interest paid by the Participant is added only to the Participant's Accounts.

                  The Participant may designate the investment fund or funds from which the loan shall be made. Loan payments are invested in accordance with
Section 6.4, based upon the Participant's election in effect when the payment is made.

                  11.9     CONVERSION OF LOAN INTO WITHDRAWAL.

                  If a Participant who has not terminated employment demonstrates he has immediate and heavy financial needs, the loan may be converted to a withdrawal to the extent permitted under Sections 10.2, 10.3 and
10.4. Any amount which is converted to a withdrawal under this Section may be subject to the excise tax on early distributions described in Section 8.1.

                                   ARTICLE XII

                              TOP-HEAVY PROVISIONS
                              --------------------

                  12.1     APPLICABILITY OF THIS ARTICLE.

                  The provisions of this Article shall apply in any Plan Year in which the Plan is Top-Heavy and shall supersede any conflicting provisions of the Plan. The Plan Administrator shall be responsible for determining whether the Plan is Top-Heavy.

                  12.2     DEFINITIONS.

                  For purposes of this Article, the following terms shall have the meanings described in this Section:

                           (a) "TOP-HEAVY PLAN" or "TOP-HEAVY" means the Plan or refers to the Plan if, as of the Determination Date, the present value of accrued benefits of Key Employees under the Plan exceeds 60% of the aggregate present value of accrued benefits of all Participants in the Plan (the "60% test"), as determined in accordance with Section 416(g) of the Code. The present value of accrued benefits with regard to the Plan is the amount in the Participant's Accounts as of the Determination Date.

                           The following rules shall apply in conducting the 60%
test:

                                    (i) An Employee who was formerly a Key
                  Employee but is no longer a Key Employee shall be excluded entirely from the 60% test.

                                    (ii) Any amounts distributed from a
                  Participant's Accounts during the Plan Year containing the Determination Date or the previous four Plan Years shall be included in the Participant's Accounts for purposes of the 60% test.

                                    (iii) If a Participant has not performed any
                  services for Employer at any time during the five-year period ending on the Determination Date, the Participant's Accounts shall be excluded for purposes of the 60% test.

                                    (iv) The 60% test shall be applied after
                  aggregating all other Qualified Plans of Employer and Related Employers in the Required Aggregation Group. If the group of aggregated plans is Top-Heavy after applying the 60% test, the group shall be known as the "top-heavy group" and every plan in the top-heavy group shall be treated as a Top-Heavy Plan.

                                    (v) To the extent that further aggregation
                  of any other Qualified Plan of Employer would eliminate the Top-Heavy status of the Plan, Employer shall apply the 60% test after aggregating any other Qualified Plan of Employer in the Permissive Aggregation Group.

                                    (vi) Any Qualified Plan of Employer or a
                  Related Employer which has terminated during the five years ending on the Determination Date shall be taken into account for purposes of determining whether the Plan is Top-Heavy if the terminated plan would have been part of the Required Aggregation Group.

                                    (vii) Rollovers initiated by an eligible
                  Employee or Participant under Section 6.3 which were made after December 31, 1983, shall not be taken into account for purposes of determining whether the Plan is Top-Heavy.

                           (b) "KEY EMPLOYEE" means any Employee or former Employee (and the Beneficiaries of that Employee) who, at any time during the Plan Year or any of the four preceding Plan Years, is:

                                    (i) An officer of Employer having annual
                  Compensation exceeding 50% of the dollar limit under Section 415(b)(1)(A) of the Code for the calendar year in which the Plan Year ends. The maximum number of Employees who are treated as officers for purposes of this Section depends on the total number of Employees, as follows:

                                            (A) If less than 30 Employees, not
                           more than three Employees are treated as officers;

                                            (B) If at least 30 but less than 500
                           Employees, not more than 10% of the Employees are treated as officers; and

                                            (C) If 500 or more Employees, not
                           more than 50 Employees are treated as officers;

                                    (ii) One of the ten Employees owning (or
                  considered as owning under Section 318 of the Code) the largest interest in Employer and having annual Compensation exceeding the dollar limit under Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends. If two Employees have the same interest in Employer, the Employee having the greater annual Compensation from Employer shall be treated as having a larger interest;

                                    (iii) A person having more than a 5%
                  ownership interest in Employer; or

                                    (iv) A person having more than a 1%
                  ownership interest in Employer and whose annual Compensation from Employer is more than $150,000.

         In the case of ownership percentages, each employer that would otherwise be aggregated under Sections 414(b), (c), (m) and (o) of the Code is treated as a separate employer. However, for purposes of determining whether an individual has Compensation of $150,000 or whether an individual is a Key Employee by reason of being an officer or a top ten owner, Compensation from each entity required to be aggregated under Sections 414(b), (c), (m) and (o) of the Code is taken into account.

                           (c) "PERMISSIVE AGGREGATION GROUP" means the Required Aggregation Group of plans, plus any other plan or plans of the Employer or a Related Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                           (d) "REQUIRED AGGREGATION GROUP" means (i) each Qualified Plan of the Employer and Related Employers in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated); and (ii) any other Qualified Plan of the Employer and Related

         Employers which enables a plan described in (i) above to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

                           (e) "DETERMINATION DATE" means, for any Plan Year after the first Plan Year, the last day of the preceding Plan Year. The Determination Date for the first Plan Year of the Plan shall be the last day of that year.

                           (f) "COMPENSATION" means compensation as defined in
         Section 5.9 relating to the limitation on annual contributions. However, solely for purposes of determining whether an Employee or former Employee is a Key Employee, Compensation under this subsection shall include pay reduction amounts under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code to the extent those amounts would otherwise be excluded under Section 5.9.

                           (g) "SUPER TOP-HEAVY PLAN" means a plan which is Top-Heavy after substituting 90% for 60% in the definition contained in subsection (a).

                  12.3     MINIMUM VESTING.

                  If the Plan becomes Top-Heavy, the vesting schedule in this Section shall be substituted for the vesting schedule stated in Section 9.1 in computing the vested percentage of a Participant who has an Hour of Service after the Plan becomes Top-Heavy. The vesting schedule in this Section shall apply only if it results in a greater vested percentage.

                        YEARS OF VESTED SERVICE                          VESTED PERCENTAGE
                        -----------------------                          -----------------
                             Less than 2                                          0%
                                   2                                             20%
                                   3                                             40%
                                   4                                             60%
                               5 or more                                        100%

If the Plan is Top-Heavy and later is no longer Top-Heavy, each Participant's vested percentage shall again be determined under Section 9.1, provided that a Participant's vested percentage shall not be reduced. If the determination of a Participant's vested percentage is changed from the use of Section 9.1 to the use of this Section, or vice-versa, each Participant with at least three Years of Vested Service may elect under Section 9.5 to continue having his vested percentage computed under the former vesting schedule.

                  12.4     MINIMUM CONTRIBUTIONS.

                  A minimum Employer contribution shall be made for each Participant who is not a Key Employee for each Plan Year that the Plan is Top-Heavy. The minimum contribution per Participant shall be 4% of the Participant's Compensation. However, the minimum contribution shall not exceed, in terms of a percentage of Compensation, the contribution made for the Key Employee for whom such percentage is the highest (including Employer contributions under Section 4.3 and contributions made for the Key Employee under any other defined contribution plan of Employer).

                  Notwithstanding the above, if a Participant is also a participant in a defined benefit plan maintained by Employer during a Plan Year in which the Plan is Top-Heavy and the minimum contribution is payable under the Plan, the minimum contribution per Participant shall be 7.5% of the Participant's Compensation.

                  Pay Deferral Contributions on behalf of Key Employees shall be counted in determining the minimum required Employer contribution for Employees other than Key Employees. However, Pay Deferral Contributions on behalf of Employees other than Key Employees shall not be treated as Employer contributions for purposes of satisfying the minimum required Employer contribution.

                  The minimum contribution under this Section shall be allocated to the Accounts of eligible Participants. In order to be eligible to receive the minimum contribution, a Participant need not have at least 1,000 Hours of Service in that Plan Year nor must Pay Deferral Contributions have been made on behalf of the Participant, but the Participant must be employed by Employer on the last day of the Plan Year.

                  12.5     ADJUSTED SECTION 415 LIMITS.

                  For any Plan Year beginning before January 1, 2000 in which the Plan is a Super Top-Heavy Plan, the figure "1.0" shall be substituted for the figure "1.25" in the definitions of defined benefit plan fraction and defined contribution plan fraction in Section 415(e) of the Code. These fractions have been incorporated in the Plan by reference under Section 5.9(f). In all other situations, the figure "1.25" shall continue to be used in the fractions.

                                  ARTICLE XIII

                             TRUST FUND AND TRUSTEE
                             ----------------------

                  13.1     TRUST FUND.

                  The Trust Fund shall be held and invested by the Trustee appointed by Employer. The rights, powers and duties of Trustee shall be governed by the Trust Agreement. Employer and Trustee may modify the Trust Agreement at any time consistent with the purposes of the Plan.

                  Employer may remove Trustee at any time by using procedures established by the Trust Agreement. Trustee's removal shall be effective upon the appointment of a successor trustee.

                  13.2     INVESTMENT MANAGER.

                  Employer may periodically appoint one or more Investment Managers to invest part, or all, of the Trust Fund. Employer may remove an Investment Manager at any time, subject to the terms of the written agreement with the Investment Manager.

                  13.3     USE OF TRUST FUND.

                  The Trust Fund shall be used for the exclusive benefit of the Participants, to pay the benefits provided by the Plan and to defray the reasonable expenses of administering the Plan. All benefits under the Plan shall be paid by Trustee. The Trust Agreement shall provide that the reasonable expenses and annual fees of Trustee and any Investment Manager shall be paid from the Trust Fund unless paid directly by Employer.

                                   ARTICLE XIV

                                 ADMINISTRATION
                                 --------------

                  14.1     POWERS OF PLAN ADMINISTRATOR.

                  The Plan Administrator shall have the discretionary power and authority to administer the Plan in accordance with its terms and applicable laws and regulations. The Plan Administrator shall exercise its authority in a nondiscriminatory manner. The Plan Administrator shall have the powers necessary to administer and meet its obligations under the Plan, including, but not limited to, the following:

                           (a) Maintain records and accounts pertaining to the Plan.

                           (b) Interpret the terms and provisions of the Plan.

                           (c) Decide all questions of eligibility for participation in the Plan.

                           (d) Decide all questions of eligibility for benefit payments and determine the amount and manner of the payment of benefits.

                           (e) Establish procedures by which Participants may apply for retirement benefits under the Plan and appeal a denial of retirement benefits.

                           (f) Determine the rights under the Plan of any Participant applying for or receiving retirement benefits.

                           (g) Require and obtain the annual reports of Trustee.

                           (h) Authorize Trustee to make benefit payments from the Trust Fund to all Participants entitled to retirement benefits under the Plan, and to pay the administrative expenses of the Plan.

                           (i) Administer the appeal procedure provided for in this Article.

                           (j) Perform all acts necessary to meet the reporting and disclosure obligations imposed by Sections 101 through 111 of ERISA.

                           (k) Delegate specific responsibilities for the operation and administration of the Plan to Employees or agents.

                           (l) Determine the total Years of Vested Service of a Participant applying for or receiving retirement benefits.

                  14.2     STANDARD OF CARE.

                  The Plan Administrator shall administer the Plan in accordance with the terms of this document and the Trust Agreement solely in the interest of the Participants and for the exclusive purposes of providing retirement benefits to Participants and defraying the reasonable expenses of administration. The Plan Administrator shall administer the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

                  Under no circumstances shall the Plan Administrator engage in a transaction prohibited by Section 4975 of the Code or Section 406 of ERISA, or otherwise not permitted by ERISA, unless the transaction qualifies for a statutory exemption or has been granted an exemption by the United States Department of Labor (or other agency authorized to grant exemptions). The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan, unless that act or omission violates the standard of care described in this Section. The Plan Administrator shall not be liable for any act or omission of another relating to the Plan, except as provided in Section 405(a) of ERISA.

                  14.3     APPEAL PROCEDURE.

                  Any Participant whose application for benefits under the Plan has been denied, in whole or in part, shall be given written notice of the denial of benefits by the Plan Administrator. The Plan Administrator shall provide the notice of denial within 90 days after the claim is received by the Plan, unless special circumstances require an extension of time for processing the claim. If an extension of time is required, the Plan Administrator shall provide the Participant written notice of the extension before the expiration of the initial 90-day period. However, in no event shall the extension exceed a period of 90 days from the end of the initial period.

                  The notice shall be in easily understood language and shall indicate the reasons for denial and the specific provisions of the Plan on which the denial is based. The notice shall explain that the Participant may request a review of the denial and the procedure for requesting review. The notice shall describe any additional information necessary to approve the Participant's claim and explain why the information is necessary.

                  A Participant may make a written request to the Plan Administrator for a review of any denial of benefits under the Plan. The written request must be made within 60 days after the mailing date of the notice of denial. The request shall refer to the provisions of the Plan on which it is based and shall set forth the facts relied upon as justifying a reversal or modification of the determination being appealed.

                  A Participant who requests a review of a denial of benefits in accordance with this appeal procedure may examine pertinent documents and submit pertinent issues and comments in writing. A Participant may have a representative act on his behalf in exercising his right to request a review and the rights granted by this appeal procedure. The Plan Administrator shall provide a review of the decision denying the claim for benefits within 60 days after receiving the written request for review.

                                   ARTICLE XV

                             RIGHTS OF PARTICIPANTS
                             ----------------------

                  15.1     EMPLOYMENT RIGHTS.

                  The existence of the Plan shall not grant a Participant any legal right to continue as an Employee or affect the right of Employer to discharge a Participant.

                  15.2     NO PARTICIPANT INTEREST IN TRUST FUND.

                  No Participant, Beneficiary, or any other person shall have an interest in, or right to, any specific assets of the Trust Fund.

                  15.3     SPENDTHRIFT PROVISION.

                  No benefit or interest under the Plan is subject to assignment or alienation, whether voluntary or involuntary, except as provided in the Plan or in a Qualified Domestic Relations Order.

                  15.4 OTHER BENEFITS NOT CONTINGENT ON PAY DEFERRAL CONTRIBUTIONS.

                  No employee benefit shall be directly or indirectly conditioned on a Participant electing to have Pay Deferral Contributions made on his behalf under the Plan. However, this limitation shall not apply to any Matching Contribution under Section 4.4 or to any benefit provided in lieu of a Pay Deferral Contribution under a cafeteria plan described in Section 125 of the Code.

                  15.5     MILITARY SERVICE.

                  Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. Similarly, loan repayments shall be suspended under the Plan in accordance with Section 414(u)(4) of the Code.

                                   ARTICLE XVI

                  SUCCESSOR EMPLOYER AND CORPORATE DISPOSITIONS
                  ---------------------------------------------

                  16.1     ADOPTING EMPLOYERS.

                  A Related Employer may adopt the Plan for the benefit of its eligible employees and their beneficiaries. The relevant documents shall specify the effective date of the adoption and whether or not the adoption creates a separate plan. By adopting the Plan, the Related Employer agrees to any changes made to the Plan by Amway Corporation without any additional action required on its part.

                  16.2     SUCCESSOR EMPLOYER.

                  If Employer transfers substantially all of its business by sale, merger, consolidation or reorganization, the Plan may be adopted by the successor entity upon acceptance in writing of the terms of the Plan by the successor. The successor shall then succeed to all of the powers, rights and duties of Employer under the Plan. If the successor does not adopt the Plan, then the Plan shall terminate as provided in Section 17.3.

                  16.3     DISPOSITION OF PART OF EMPLOYER.

                  Except as otherwise provided in Section 16.2, a Participant shall be eligible to request a distribution of benefits under Article VIII in either of the following situations:

                           (a) Employer sells to an unrelated corporation substantially all of the assets used by Employer in a trade or business of Employer and the Participant continues his employment with the acquiring corporation. A sale of at least 85% of the assets used in a trade or business shall be deemed a sale of "substantially all" of the assets of the trade or business.

                           (b) Employer sells its interest in a subsidiary corporation to an unrelated entity and the Participant continues employment with the subsidiary.

Any distribution under this Section shall be in the form of a lump sum payment.

                                  ARTICLE XVII

                     PLAN AMENDMENT, MERGER AND TERMINATION
                     --------------------------------------

                  17.1     PLAN AMENDMENT.

                  Employer reserves the right to amend the Plan at any time by action of its Board of Directors or by the written approval of a committee or officer to whom Employer's Board of Directors has delegated the authority to amend the Plan. Also, an officer may sign any amendment that is necessary to maintain the status of the Plan as a Qualified Plan. However, Employer's right to amend the Plan is subject to the following:

                           (a) No amendment which affects the rights, duties or responsibilities of Trustee may be made without Trustee's consent.

                           (b) No amendment shall be effective unless the Plan, as amended, shall be for the exclusive benefit of Participants.

                           (c) No amendment shall reduce the amount of a Participant's Accounts as of the effective date of the amendment.

                           (d) No amendment shall eliminate a form of benefit under Section 8.3 as that form relates to benefits accrued before the date of amendment.

Any amendment of the Plan may be made retroactively effective to the extent permitted by the Code.

                  17.2     MERGER OR CONSOLIDATION.

                  The Plan may not be merged or consolidated with, nor may the assets or liabilities of the Trust Fund be transferred to, any other employee benefit pension plan unless each Participant would (if the Plan then terminated) receive a retirement benefit immediately after the merger, consolidation or transfer which is equal to or greater than the retirement benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                  17.3     TERMINATION OF PLAN.

                  The Plan may be terminated, partially terminated or discontinued at any time by action of Employer's Board of Directors. If the Plan is terminated or partially terminated for any reason, or upon complete discontinuance of contributions under the Plan, the Trust Fund shall continue to be applied for the exclusive benefit of the Participants, and the Accounts of each Participant shall become fully vested and nonforfeitable.

                  After allocation of all expenses arising out of the termination to the Accounts of the Participants, the Trust Fund shall be liquidated and the Accounts distributed to the Participants pursuant to Articles VIII and X. However, if the Plan is terminated and a successor plan is not established, a Participant may elect to receive the balance in the Participant's Pay Deferral Account at the time of the termination or at the time provided in Articles VIII and X.

                  In the event of a partial termination, only the Accounts of the affected Participants shall become fully vested and be distributed. The termination expenses shall be charged entirely to the Accounts of affected Participants. The Accounts of the remaining Participants shall continue to be subject to all of the provisions of the Plan.

                  Any distribution under this Section shall be in one of the methods of payment described in Section 8.3.

                                  ARTICLE XVIII

                               INSURANCE CONTRACTS
                               -------------------

                  18.1     INSURANCE CONTRACTS.

                  Prior to September 1, 1987, Trustee may have invested a portion of a Participant's Accounts in life insurance contracts on the life of a Participant. The Trust may continue to own life insurance contracts already purchased.

                  A Participant may, under procedures established by the Plan Administrator, instruct Trustee to reduce the face amount of any existing policy or to cancel the policy and deposit the cash surrender value in the Participant's other investment Accounts in accordance with the Participant's current investment election. Trustee shall carry out the Participant's instructions as soon as administratively feasible after they are received.

                  Any insurance contract shall be owned by Trustee. Trustee shall have the right to exercise all the rights, options and elections under the contract. In the event of any conflict between the terms of the Plan and the provisions of any contract issued under this document, the terms of the Plan shall control. Trustee shall be named as beneficiary of each insurance contract, and the proceeds from any insurance contract shall be added to the Accounts of the

Participant insured by that contract and distributed to the Participant's Beneficiary, in accordance with the terms of the Plan.

                  18.2     PREMIUMS.

                  The premium on each insurance policy shall be paid from the cash surrender value of that policy. If the cash surrender value is insufficient to pay the current premium, Trustee shall offer the Participant the opportunity to purchase the policy from the Trust for its cash surrender value. If the Participant does not elect to purchase the policy, Trustee shall cancel the policy and credit its cash surrender value (if any) to the Participant's other investment Accounts as soon as administratively feasible.

                  18.3     DEATH OF THE PARTICIPANT BEFORE RETIREMENT.

                  If the Participant dies before Retirement, the proceeds of the policies shall be paid in a lump sum to the Trust and shall be distributed by the Trustee on the date the distributions of the Participant's Accounts not derived from life insurance first are paid.

                  18.4     RETIREMENT OR TOTAL DISABILITY.

                  If a Participant's employment terminates because of Retirement or Total Disability, the Plan Administrator shall direct Trustee to:

                           (a) Elect an option or conversion under the policies
                  purchased for the Participant's Accounts, provided that:

                                    (i) If a life annuity option is a
                  permissible option under a policy purchased for the Participant's Accounts, then the joint and survivor annuity provisions of this Plan shall be complied with;

                                    (ii) No option shall be selected which
                  permits the insuring company to retain the proceeds at interest only; and

                                    (iii) No option shall be selected which
                  would cause the aggregate distribution at anytime to fail to meet the minimum distribution requirements of this Plan;

                           (b) Surrender the policies for cash, and credit the
                  Participant's Accounts;

                           (c) Distribute the policies to the Participant; or

                           (d) Effect a combination of paragraphs (a), (b) or
                  (c) within a reasonable time after the Participant terminates employment.

                  The Trustee shall hold no insurance policies beyond the first date of distribution.

                  18.5     OTHER TERMINATION OF EMPLOYMENT.

                  If a Participant's employment terminates for reasons other than Retirement, death or Total Disability, Trustee shall dispose of the insurance policies purchased for the Participant's Accounts as provided below:

                           (a) If the Participant's vested percentage is
                  100%, the Trustee shall:

                                    (i) Distribute the policies to the
                  Participant;

                                    (ii) Sell the policies to the Participant at
                  their cash value and credit the Participant's Accounts with the proceeds;

                                    (iii) Surrender the policies for cash and
                  credit the Participant's Accounts; or

                                    (iv) Effect a combination of paragraphs (i),
                  (ii) or (iii) within a reasonable time after the Participant terminates employment.

                           (b) If part, but not all, of the Participant's Accounts is to be forfeited, the Participant shall have the option, before forfeiture, to purchase the insurance policies held for his Accounts at their cash value as of the date the forfeitable portion of the Participant's Accounts shall be deemed to be forfeited. If the Participant does not purchase the policies, then, at the Plan Administrator's direction, the Trustee shall:

                                    (i) Surrender the policies for cash,
                  crediting the Participant's Accounts with the proceeds thereof, then forfeit the forfeitable percentage of the total thus obtained; or

                                    (ii) Add the cash value of the policies to
                  the balance of the Participant's Accounts, multiply that sum by the Participant's vested percentage, then subtract from that product the cash value of the policies and distribute the resulting figure and the policies to the Participant.

                  18.6     RETIREMENT OF A PARTICIPANT.

                  Upon a Participant's Retirement, Trustee shall convert the entire value of any insurance policy to cash to provide retirement income. No insurance protection shall continue after Retirement. Trustee may, at the direction of the Plan Administrator, distribute any policy to the Participant without having converted it. Any insurance contract distributed to a Participant shall be nontransferable. The terms of any insurance contract distributed to a Participant or his Spouse shall comply with the terms of the Plan.

                  18.7     PROVISIONS RELATING TO INSURER.

                  No insurer issuing insurance policies to the Plan shall be deemed to be a party to the Plan, nor shall it be responsible for the validity of the Plan. The insurer shall not be responsible for any action taken by Trustee in connection with the policies. The insurer is authorized to act at the written direction of the Trustee.

                                   ARTICLE XIX

                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  19.1     AGE.

                  Any reference in the Plan to age shall mean the age of the individual as of the individual's last birthday.

                  19.2     UNIFORMITY OF TREATMENT.

                  Any discretionary action taken under the Plan by the Plan Administrator or Employer shall be uniform in its application to similarly situated persons. No action shall be taken which shall discriminate in favor of Highly Compensated Employees.

                  19.3     CONSTRUCTION.

                  Words used in the masculine shall apply to the feminine where applicable. Wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

                  19.4     ERISA.

                  It is intended that the Plan qualify in every aspect with the mandatory provisions of ERISA relating to defined contribution plans. The provisions of the Plan shall be construed accordingly.

                  19.5     GOVERNING LAW.

                  To the extent that Michigan law has not been preempted by ERISA, the provisions in the Plan shall be governed by the laws of the state of Michigan.

                  IN WITNESS OF WHICH, Employer has adopted the Plan this _____ day of December, 1996.

                                       AMWAY CORPORATION

                                       By _______________________________

                                                Its _____________________

                                   APPENDIX A
                                     TO THE
                                AMWAY CORPORATION
                         PROFIT-SHARING AND 401(K) PLAN

                         ------------------------------


                  The Employees of the following Related Employers are eligible to participate in the Plan as of the dates indicated:

                                       Date Participation         Date Participation
Related Employer                             Began                       Ended
----------------                       ------------------         ------------------
Merchandising Productions, Inc.        September 1, 1985

Emerald Maritime Service, Inc.         September 1, 1987

Amway Realty Network, Inc.             June 23, 1986

Amway Management Company               September 1, 1992

                  Each Related Employer intends to establish a single plan with Amway Corporation and any other employers that adopt the Plan. All Employer contributions shall be allocated as if the Employees were employed by a single employer.